Exhibit 10.5

SOLARWINDS CORPORATION EQUITY PLAN
1.Purpose of Plan. This Equity Plan (this "Plan") of SolarWinds Corporation, a Delaware corporation (the "Company"), and its subsidiaries is designed to provide incentives to such present and future employees, consultants, directors, managers or advisers of the Company and its subsidiaries, as may be selected in the sole discretion of the board of directors or a committee of the board of directors to which the authority to administer this Plan has been delegated (the "Board") of the Company (the "Participants"), through the sale or grant of the Company's Class A Common Stock, $0.001 par value per share ("Class A Common") and Class B Common Stock, par value $0.001 per share ("Class B Common" and collectively with the Class A Common, the "Common Stock") and/or Common Stock-based awards, including stock options in respect of Common Stock, to Participants. No stock options granted under this Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Only those Participants who are accredited investors or employees, consultants, directors, managers or advisers of the Company or its subsidiaries shall be eligible to participate in this Plan. This Plan is intended to qualify under Securities and Exchange Commission Rule 701 and/or Rule 506.
2.Sale of Common Stock. The Company shall have the power and authority to sell or grant Common Stock and Common Stock-based awards at any time prior to the termination of this Plan in such quantity, at such price, on such terms and conditions as may be set forth in an agreement prescribed by the Board governing such sale or grant (an "Award Agreement"), in each case, consistent with this Plan and determined by the Board in its sole discretion.
3.Administration of the Plan. The Board shall have the full power and discretionary authority to administer this Plan and awards sold or granted under this Plan, including, but not limited to, the full power and discretionary authority to (i) interpret the terms of this Plan and any Award Agreement, (ii) determine eligibility for this Plan, (iii) determine, alter, amend, modify or waive the terms and conditions of any Award Agreement, including the time or times at which any Common Stock or Common Stock-based award will vest and, if applicable, become exercisable, (iv) prescribe, amend and rescind rules, procedures, forms, instruments and guidelines applicable to this Plan or any awards sold or granted hereunder, (v) determine the rights of any person under this Plan, or the meaning of requirements imposed by the terms of this Plan or any rule or procedure established by the Board, and (vi) otherwise do all things necessary or advisable to carry out the purposes of this Plan. All actions taken and all interpretations and determinations of the Board shall be final and conclusive and binding on all persons.
4.Share Reserve; Repurchase; Forfeiture. The aggregate number of shares of Class B Common that may be sold or granted to Participants under incentive equity Award Agreements pursuant to this Plan shall not exceed 8,000,000 shares of Class B Common (the "Share Reserve"), which, as of the Effective Date (as defined below), represents eight percent (8%) of the total number of shares of Class B Common; provided that the Share Reserve may be (i) increased by up to 1,000,000 shares of Class B Common in each of the first four years following the Effective Date to establish a stock option pool and (ii) adjusted pursuant to Section 6. Shares of Common Stock withheld by the Company in satisfaction of tax withholding requirements and shares of Common Stock granted, sold or underlying Common Stock-based awards that are settled in cash, expire, become unexercisable without having been exercised, or are forfeited shall not be treated as having been sold or granted to Participants pursuant to this Plan and shall again be available for sale or grant under this Plan.
5.Limitation on Aggregate Sales Price or Amount of Securities Offered or Sold. The aggregate number of shares of Common Stock that may be granted or sold to Participants pursuant to this Plan that are not "accredited investors" (as that term is defined in Securities and Exchange Commission Rule 501) during any consecutive 12-month period shall not exceed the greatest of the following (in each case as determined in accordance with Securities and Exchange Commission Rule 701): (i) $1,000,000; (ii) 15% of the total assets of the Company; or (iii) 15% of the outstanding amount of each of Class A Common and Class B Common.
6.Changes. The existence of this Plan and the Common Stock granted or sold hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, (ii) any merger or consolidation of the Company or any affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any affiliate or (vi) any other corporate act or proceeding. If there shall occur any change in the capital structure of the Company that constitutes an equity restructuring within the meaning of FASB ASC Topic 718 by reason of any stock split, reverse stock split, stock dividend, subdivision, combination or reclassification of shares of any class of the Common Stock, extraordinary dividend, recapitalization, merger, consolidation, spin off, reorganization or partial or complete liquidation, or any other corporate transaction or event having an effect similar to any of the foregoing as determined by the Board in its sole discretion, then the Board shall make appropriate adjustments to the Share Reserve set forth in Section 4 that may be granted or sold under this Plan and shall also make appropriate adjustments to the number and kind of shares of stock or securities subject to awards then outstanding or subsequently granted, any exercise prices relating to any awards, and any other provisions of this Plan or any Award Agreement affected by such change (as determined by the Board in its sole discretion). The Board may also make adjustments of the type described in the preceding sentence to account for distributions to stockholders (other than those provided for in the preceding sentence), or any other event, if the Board determines in its sole discretion that adjustments are appropriate to avoid distortion in the operation of this Plan and to preserve the value of Common Stock or Common Stock-based award granted or sold hereunder.
7.Effect of Certain Transactions. Except as otherwise provided in an Award Agreement, the Board shall, in its sole discretion, determine the effect of a Covered Transaction (as defined below) on Common Stock and Common Stock-based awards granted or sold under this Plan, which determination may include, but is not limited to, taking the following actions:
(a)  Assumption or Substitution. If the Covered Transaction is one in which there is an acquiring or surviving entity, the Board may provide for the assumption or continuation of some or all outstanding awards, or any portion thereof, or for the grant of new awards in substitution therefor by the acquiror or survivor or an affiliate of the acquiror or survivor.

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(b)  Cash-Out. If the Covered Transaction is one in which holders of Common Stock will receive upon consummation a payment (whether cash, non-cash, or a combination of the foregoing), then subject to Section 7(e) below the Board may provide for payment (a "cash-out"), with respect to some or all awards or any portion thereof, equal in the case of each affected award or portion thereof to the excess, if any, of (A) the fair market value of one share of Common Stock (as determined by the Board in its reasonable discretion) times the number of shares of Common Stock subject to the award or such portion, over (B) the aggregate exercise or purchase price, if any, under the award or such portion (in the case of an stock appreciation right, the aggregate base value above which appreciation is measured), in each case on such payment terms (which need not be the same as the terms of payment to holders of Common Stock) and other terms, and subject to such conditions, as the Board determines. For the avoidance of doubt, the holders of awards subject to exercise shall be entitled to consideration in respect of cancellation of such awards only if the per-share consideration less the applicable exercise price or base price is greater than zero, and to the extent that the per-share consideration is less than or equal to the applicable exercise price or base price, such awards may be cancelled for no consideration.
(c)  Acceleration. If the Covered Transaction (whether or not there is an acquiring or surviving entity) is one in which there is no assumption, continuation, substitution or cash-out, then subject to Section 7(e) below the Board may provide that each award requiring exercise will become fully exercisable and the delivery of any shares of Common Stock remaining deliverable under each outstanding award of stock units will be accelerated and such shares will be delivered, prior to the Covered Transaction, in each case on a basis that gives the holder of the award a reasonable opportunity, as determined by the Board, following exercise of the award or the delivery of the shares, as the case may be, to participate as a stockholder in the Covered Transaction.
(d)  Termination upon Consummation of Covered Transaction. Each award will terminate upon consummation of the Covered Transaction, other than the following: (i) awards assumed pursuant to Section 7(a) above; (ii) awards that are not, and do not become, vested at the date of or by reason of the Covered Transaction; and (iii) outstanding shares of restricted Common Stock (which will be treated in the same manner as other shares of Common Stock, subject to Section 7(e) below).
(e)  Additional Limitations. Any share of Common Stock and any cash or other property delivered pursuant to Section 7(b) or Section 7(c) above with respect to an award may, in the discretion of the Board, contain such restrictions, if any, as the Board deems appropriate to reflect any performance or other vesting conditions to which the Award was subject and that did not lapse (and were not satisfied) in connection with the Covered Transaction. For purposes of the immediately preceding sentence, a cash-out under Section 7(b) above or the acceleration of exercisability of an award under Section 7(c) above shall not, in and of itself, be treated as the lapsing (or satisfaction) of a performance or other vesting condition. In the case of restricted Common Stock that does not vest in connection with the Covered Transaction, the Board may require that any amounts delivered, exchanged or otherwise paid in respect of such Common Stock in connection with the Covered Transaction be placed in escrow or otherwise made subject to such restrictions as the Board deems appropriate to carry out the intent of this Plan.

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(f) Covered Transaction. For purposes of this Plan, "Covered Transaction" means any of (i) a consolidation, merger, or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company's then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert (other than by an affiliate of the Company), (ii) a sale or transfer of all or substantially all the Company's assets to a single person or group of persons and/or entities acting in concert (other than an affiliate of the Company), or (iii) a dissolution or liquidation of the Company. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Board), the Covered Transaction will be deemed to have occurred upon consummation of the tender offer.
8.Taxes. The Company shall be entitled, if the Board determines it to be necessary or appropriate, to withhold (or secure payment from any Participant in lieu of withholding, as determined by the Board in its sole discretion) the amount of any withholding or other tax due from the Company with respect to any amount payable and/or shares of Common Stock issuable under this Plan, including upon the vesting of shares of Common Stock sold under this Plan or upon a Participant's making an election under Section 83(b) of the Code, as applicable, and the Company may defer such payment or issuance unless indemnified to its satisfaction.
9.Stockholders' Agreement and Other Requirements. Notwithstanding anything herein to the contrary, as a condition to the receipt of shares of Common Stock pursuant to this Plan, to the extent required by the Board, the Participant shall execute and deliver a joinder to the Company's Stockholders' Agreement and such other documentation as the Board shall from time to time require.
10.Transferability of Common Stock and Common Stock-Based Awards. No Participant shall transfer any interest in the Participant's Common Stock or Common Stock-based awards issued hereunder, except (i) with the prior written consent of the Board or (ii) as may be permitted pursuant to the Award Agreement or the Company's Stockholders' Agreement.
11.Governing Law; Waiver of Jury Trial. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws). By accepting an award under this Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under this Plan and any award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim will be tried before a court and not before a jury. By accepting an award under this Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers. Notwithstanding anything to the contrary in this Plan, nothing herein is to be construed as limiting the ability of the Company and a Participant to agree to submit disputes arising under the terms of this Plan or any award made hereunder to binding arbitration or as limiting the ability of the Company to require any eligible

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individual to agree to submit such disputes to binding arbitration as a condition of receiving an award hereunder.
12.Successors and Assigns. This Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of any Participant and the executor, administrator or trustee of such estate.
13.Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.
14.Termination and Amendment. The Board at any time may suspend or terminate this Plan and any Award Agreement and make such additions or amendments to this Plan or any Award Agreement as it deems advisable under this Plan, unless otherwise provided in an Award Agreement.
15.Establishment of Sub-Plans. The Board may from time to time establish one or more sub-plans under this Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to this Plan setting forth (i) such limitations on the Board's discretion under this Plan as it deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with this Plan as it deems necessary or desirable. All supplements so established will be deemed to be part of this Plan, but each supplement will apply only to Participants within the affected jurisdiction (as determined by the Board).
16.No Right to Continued Employment. Nothing in this Plan will be construed as giving any person the right to continued employment or service with the Company or its subsidiaries, or any rights as a stockholder except as to shares of Common Stock actually issued under this Plan. The loss of existing or potential profit in awards will not constitute an element of damages in the event of termination of employment or other service for any reason, even if the termination is in violation of an obligation of the Company or any affiliate to the Participant.
17.Legal Conditions on Delivery of Common Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to this Plan or to remove any restriction from shares of Common Stock previously delivered under this Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Common Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the award have been satisfied or waived. The Company may require, as a condition to receipt or exercise of an award, such representations or agreements as the Company may consider appropriate to avoid violation of the Securities Act of 1933 or any applicable state or non-U.S. securities law. Any Common Stock required to be issued to Participants under this Plan will be evidenced in such manner as the Board may deem appropriate, including book-entry registration or delivery of stock certificates. In the event that the Board determines that Stock certificates will be issued to Participants under this Plan, the Board may require that certificates evidencing Common Stock issued under this Plan bear an appropriate legend reflecting any restriction on transfer applicable

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to such Common Stock, and the Company may hold the certificates pending lapse of the applicable restrictions.
18.Effective Date. This Plan shall become effective on June 24, 2016 (the "Effective Date"), which is the date of adoption by the Board and a majority of the outstanding Class B Common Stock of the Company.
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RESTRICTED STOCK PURCHASE AGREEMENT
(INTERNATIONAL FORM)
THIS RESTRICTED STOCK PURCHASE AGREEMENT (this "Agreement") is made as of __________________, 2018, by and between SolarWinds Corporation, a Delaware corporation (the "Company"), and ___________________________________ ("Participant").
Pursuant to the SolarWinds Corporation Equity Plan (the "Plan"), the Company and Participant desire to enter into this Agreement pursuant to which Participant will purchase, and the Company will sell, __________________ shares of its Class B Common Stock. All shares of Class B Common Stock hereby acquired by Participant hereunder are referred to herein as the "Carried Stock." Certain definitions are set forth in Section 8 of this Agreement.
The parties hereto agree as follows:
1.Purchase and Sale of the Carried Stock.
(a)  Upon execution of this Agreement, (i) Participant will purchase, and the Company will sell ___________________ shares of Class B Common Stock, at a price of $_________ per share and (ii) Participant will deliver to the Company or its designee a check or wire transfer of funds in the aggregate amount of $_______________, except to the extent that the Company, in its sole discretion, allows Participant to pay for such Carried Stock by offsetting amounts from other bona fide obligations owed to Participant by the Company or any of its Subsidiaries. The issuance of the Class B Common Stock to Participant hereunder is intended to be exempt from registration under the Securities Act pursuant to Regulation D or Rule 701 thereunder or Section 4(2).
(b)  In connection with the purchase and sale of the Carried Stock hereunder, Participant represents and warrants to the Company that:
(i)       The Carried Stock to be acquired by Participant pursuant to this Agreement will be acquired for Participant's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable securities laws, and the Carried Stock will not be disposed of in contravention of the Securities Act or any applicable securities laws.
(ii)      Participant is employed or engaged (as applicable) by the Company or one of its Subsidiaries, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Carried Stock.
(iii)      Participant is able to bear the economic risk of his or her investment in the Carried Stock for an indefinite period of time and acknowledges and agrees that he or she will be required to do so because the Carried Stock has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

(iv)     Participant has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Carried Stock and has had full access to such other information concerning the Company as he or she has requested.
(v)      This Agreement and each of the other agreements contemplated hereby constitute the legal, valid and binding obligation of Participant, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement and such other agreements by Participant does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Participant is a party or any judgment, order or decree to which Participant is subject.
(vi)     Participant is a resident of the State and/or Country set forth on the signature page hereto.
(vii)      Participant is able to read and understand English.
(viii)     Participant has had the opportunity, and has been advised by the Company, to consult his or her own tax counsel as to the U.S., federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement and each of the other agreements contemplated hereby and acknowledges that the Company has not made any representations regarding such tax consequences or benefits upon which Participant has relied.
(ix)      Participant is not relying upon any information, representation or warranty by the Company, its Subsidiaries, the Investors or any of their Affiliates or any agent of any of the foregoing in deciding to invest in the Carried Stock, and expressly acknowledges that none of the foregoing parties has made any representations or warranties to it in connection therewith. Participant is an informed and sophisticated participant in the transactions contemplated herein and has, independently and without reliance upon the Company, its Subsidiaries, the Investors or any of their Affiliates or any agent of any of the foregoing, and based on such documents and information as Participant has deemed appropriate, made its own appraisal of, and investigation into, the business, operations, property, financial and other condition, creditworthiness and consequences of an investment in the Carried Stock and made its own investment decision with respect to the investment represented by the Carried Stock. With respect to any projection, forecast, return on investment or other future cash flow illustrations with respect to the Carried Stock delivered by or on behalf of the Company, its Subsidiaries, the Investors or any of their Affiliates to Participant, Participant acknowledges that any projection, forecast, return on investment or other future cash flow illustration has been prepared for illustrative purposes only and actual results may vary from the anticipated results and such variations may be material, and Participant has made its investment decision solely as a result of his or her, and his or her advisors, own diligence and analysis of such investment and not in reliance on such delivered materials. Participant acknowledges and agrees that none of the Company, its Subsidiaries, the Investors or any of their Affiliates or any of their respective directors, officers, employees, agents or advisors shall have any duty or responsibility to provide Participant with any information which may come into their possession regarding the business, operations, property, financial and other condition and creditworthiness of the Company or any of its Subsidiaries.
(c)  As an inducement to the Company to issue the Carried Stock to Participant, and as a condition thereto, Participant acknowledges and agrees that neither the issuance of the Carried Stock to Participant nor any provision contained herein shall entitle Participant to remain in the employment or engagement (as applicable) of the Company and its Subsidiaries or affect the right of the Company or its Subsidiaries to terminate Participant's employment or engagement (as applicable) at any time for any reason.
2.    Vesting of the Carried Stock.
(a)  Shares are subject to vesting based upon Participant's continued employment or engagement (as applicable) with the Company and its Subsidiaries and compliance with the terms of this Agreement.
(b)  Except as otherwise provided in Section 2(c) and subject to compliance with the terms of this Agreement,
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provided that if Participant ceases to be continuously employed or engaged (as applicable) by the Company or its Subsidiaries, no Shares which have not become vested will vest thereafter.
(c)  Upon the occurrence of a Change in Control, any unvested Shares will be (A) replaced with equity awards of the acquirer in such Change in Control or one of its Affiliates that will, except as provided in Section 2(f) below, substantially preserve the otherwise applicable terms of any affected Shares previously granted hereunder as determined by the Board in its sole discretion or (B) continued or assumed by the acquirer in the form and manner determined by the Board in its sole discretion (such replaced, continued or assumed unvested Shares, "Substitution Equity"), except, in each case, to the extent the Board, in its sole discretion, elects to cause all or any portion of such unvested Shares to become fully vested upon consummation of the Change in Control.
(d)  In the event Participant receives Substitution Equity (in any form, including the assumption of the Participant's Shares purchased hereunder), the Board shall use its reasonable efforts to cause the acquirer in such Change in Control or one of its Affiliates to provide that such Substitution Equity shall vest in full if, prior to the 12-month anniversary of the consummation of such Change in Control, such Participant's employment or engagement (as applicable) with the Company, its Subsidiaries and/or their successors following the Change in Control is terminated without Cause or such Participant resigns for Good Reason.
(e)  All shares of Carried Stock which have become vested in accordance with this Section 2 are referred to herein as "Vested Shares," and all other shares of Carried Stock are referred to herein as "Unvested Shares."

3.    Repurchase Option.
(a)  In the event Participant ceases to be employed or engaged (as applicable) by the Company or any of its Subsidiaries for any reason or upon a Change in Control (each, a "Termination"), or in the event any laws, rules, or regulations (in effect on the date hereof or hereafter amended or enacted) of any governmental or regulatory authority materially restrict the rights or obligations of the Company or Participant hereunder or materially increase the obligations of the Company in respect of the transactions contemplated hereby, in each case as determined by the Board in its reasonable discretion (each such instance, a "Regulatory Burden"), all of the Carried Stock (whether any such shares are held by Participant or one or more of Participant's Permitted Transferees (as defined in the Stockholders Agreement) other than the Company) excluding, in connection with a Change in Control, any Substitution Equity that was assumed, continued or replaced in connection with such Change in Control, if any, will be subject to repurchase, in each case by the Company and the Investors pursuant to the terms and conditions set forth in this Section 3 (the "Repurchase Option"). For the avoidance of doubt, Substitution Equity shall not be subject to a Repurchase Option resulting from a Termination due to a Change in Control in which such Substitution Equity was assumed, continued or replaced.
(b)  In the event of a Termination or Regulatory Burden, (i) the purchase price for each Unvested Share will be the lesser of (A) Participant's Original Cost for such share and (B) the Fair Market Value of such share as of the date of the Repurchase Notice or Supplemental Repurchase Notice (as defined below) and (ii) the purchase price for each Vested Share will be the Fair Market Value for such share as of the date of the Repurchase Notice or Supplemental Repurchase Notice; provided, however, that if Participant's employment or engagement (as applicable) is terminated by the Company for Cause (or if Cause exists at the time of such termination) or Participant violates any Restrictive Covenants, the purchase price for each Vested Share will be the lesser of (A) Participant's Original Cost for such share and (B) the Fair Market Value of such share as of the date of such Repurchase Notice or Supplemental Repurchase Notice. In the event that the Company or the Investors, as applicable, have previously repurchased Vested Carried Stock held by Participant or any of his or her permitted transferees and it is subsequently determined in good faith by the Board following such repurchase that (x) the employment or engagement (as applicable) of Participant could have been terminated for Cause or (y) Participant violates his or her Restrictive Covenants, in either case, Participant will be obligated to deliver to the Company or Investors, as applicable, within thirty (30) days following notice from the Company or Investors, as applicable, that such amount is due, an amount equal to the excess, if any, of the price paid by the Company or Investors, as applicable, for the Participant's (and his permitted transferees') Carried Stock over the Original Cost for such repurchased Carried Stock.
(c)  The Board may elect to cause the Company to purchase all or any portion of any of the Carried Stock by delivering written notice (the "Repurchase Notice") to Participant and, if applicable, his or her Permitted Transferees within 90 days after the later to occur of (i) the Termination or date of the Board's determination of such Regulatory Burden or (ii) the date that is six (6) months plus one (1) day following the latest date a share of Carried Stock vested; provided that, in the event of a Termination due to a Change in Control, the Board may deliver the Repurchase Notice up to five (5) days prior to the Change in Control for any shares of Carried Stock to be purchased in connection with such Change in Control. The Repurchase Notice will set forth the number of shares of Carried Stock to be acquired from each holder, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction. If some shares are held by Participant's Permitted Transferees and the Board elects to repurchase only a portion of the Carried Stock, Participant shall be permitted to designate which of the shares to be repurchased shall be repurchased from Participant and which shall be repurchased from Participant's Permitted Transferees. If Participant does not make such a designation, the number of shares to be repurchased by the Company shall first be satisfied to the extent possible from the shares of Carried Stock held by Participant at the time of delivery of the Repurchase Notice. If the number of shares of Carried Stock then held by Participant is less than the total number of shares of Carried Stock which the Company has elected to purchase, the Company shall purchase the remaining shares elected to be purchased from Participant's Permitted Transferees, pro rata according to the number of shares of Carried Stock held by such Permitted Transferee(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share). Additionally, the Board may cause the Company to assign its rights under this Section 3 to one or more of its Affiliates.
(d)  If for any reason the Company does not elect to purchase all of the Carried Stock pursuant to the Repurchase Option, the Investors shall be entitled to exercise the Repurchase Option for the shares of Carried Stock the Company has not elected to purchase (excluding, for the avoidance of doubt, any Substitution Equity, if any) (the "Available Shares"). As soon as practicable after the Company has determined that there will be Available Shares, but in any event within 90 days after the Termination or date of the Board's determination of such Regulatory Burden, or, in the event of a Termination due to a Change in Control, at least three (3) days prior to the Change in Control, the Company shall give written notice (the "Option Notice") to the Investors setting forth the number of Available Shares and the purchase price for the Available Shares. The Investors may elect to purchase any or all of the Available Shares by giving written notice to the Company within 30 days after the Option Notice has been given by the Company or, in the event of a Termination due to a Change in Control, prior to such Change in Control. If the Investors elect to purchase an aggregate number of Available Shares greater than the number of Available Shares, the Available Shares shall be allocated pro rata among the Investors based upon the amount of Class B Common Stock owned by the Investors as of the date of the Option Notice. As soon as practicable, and in any event within ten (10) days, after the expiration of the applicable period set forth above, the Company shall notify each holder of Carried Stock as to the number of shares being purchased from such holder by the Investors (the "Supplemental Repurchase Notice"). At the time the Company delivers the Supplemental Repurchase Notice to the holder(s) of Carried Stock, the Company shall also deliver written notice to each Investor setting forth the number of shares such Investor is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction.
(e)  The closing of the purchase of the Carried Stock pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice or, if later, the Supplemental Repurchase Notice, which date shall not be more than 30 days nor less than five (5) days after the delivery of the later of either such notice to be delivered; provided that, in the event the Repurchase Option is being exercised in connection with a Termination due to a Change in Control, such closing shall take place on any date designated by the Company in a written notice delivered to the Participant at least one (1) day prior to such closing, including up to the time that is immediately prior to the Change in Control. The Company will pay for the Carried Stock to be purchased by it pursuant to the Repurchase Option by first offsetting amounts outstanding under any bona fide debts, including for money borrowed from the Company or for travel and expense advances, owed by Participant to the Company or its Subsidiaries (or one or more of Participant's Permitted Transferees, other than the Company or the Investors); upon full repayment of such bona fide debts, the Company will make payment by a check or wire transfer of funds in the aggregate amount of the remaining purchase price for such Carried Stock. The Investors will pay for the Carried Stock to be purchased by it pursuant to the Repurchase Option by delivery of a check or wire transfer of funds in the aggregate amount of the purchase price for such shares. In connection with such purchase, Participant acknowledges and agrees that the Company and/or the Investors, as applicable, shall be entitled to receive from Participant and his or her Permitted Transferees (if any) customary representations and warranties regarding such sale and the Carried Stock subject thereto as well as a customary release of claims related to the ownership of the Carried Stock from Participant and any other seller, in each case in form and substance satisfactory to the Company and/or the Investors, as applicable.
(f)  If, pursuant to the terms and conditions of this Agreement, the Company (and/or the Investors and/or any other Person acquiring securities) shall make available, at the time and place and in the amount (it being understood that, in certain circumstances, the amount may be $0) and form provided in this Agreement, the consideration for the Carried Stock to be repurchased, in each case, in accordance with the provisions of this Agreement, then, from and after such time, the Person from whom such Carried Stock is to be repurchased shall no longer hold any title or interest in such Carried Stock and shall not have any rights as a holder of such Carried Stock (other than the right to receive payment of the applicable consideration in accordance with this Agreement), and such Carried Stock shall be deemed purchased in accordance with the applicable provisions of this Section 3 and the Company (and/or the Investors and/or any other Person acquiring securities) shall be deemed the owner and holder of such Carried Stock, whether or not the certificates therefor, if any, or any other deliverables have been delivered as required by this Agreement and whether or not the Person from whom such Carried Stock is to be repurchased shall take any other action in connection with such repurchase. By the execution of this Agreement, Participant irrevocably constitutes and appoints the Board or any person designated by the Board to act on behalf of Participant and his or her permitted transferees (if any) for purposes of this Section 3 as Participant's (or, if applicable, such permitted transferee's) true and lawful attorney-in-fact with full power and authority in such Participant's (or, if applicable, such permitted transferee's) name and stead to execute, deliver, swear to, file and record at the appropriate public offices such documents as may be necessary or appropriate to carry out this Agreement. Notwithstanding this Section 3(f), Participant shall be required to take (and to cause his or her permitted transferees, if any, to take) such actions as are required by the Company or the Investors, as applicable, to be taken by Participant pursuant to the provisions of this Agreement in connection with any such repurchase.
(g)  Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Carried Stock by the Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the repurchase of Carried Stock hereunder which the Company is otherwise entitled or required to make, the Company may, notwithstanding anything to the contrary in this Agreement, delay any such repurchases until such time as it is permitted to do so under such restrictions; provided that this provision shall not alter the time at which the Repurchase Notice must be delivered under Section 3(c) or the price to be paid in connection with such repurchase.
(h)  This Section 3 shall automatically terminate upon the earlier of (a) immediately prior to the consummation of the Company’s Initial Public Offering (as defined in the Stockholders Agreement); and (b) the consummation of a Change in Control (for the avoidance of doubt, after giving effect to any exercise of the Repurchase Option in connection with a Termination due to a Change in Control).
4.    Transferability.
(a)  The Carried Stock is subject to the transfer restrictions contained in the Stockholders Agreement and the repurchase option contained in Section 3 above. On the date hereof and by virtue of signing this Agreement, Participant will become a party to the Stockholders Agreement, and agree to be bound by the terms and provisions thereof. For the avoidance of doubt, Participant will also sign and deliver a joinder to the Stockholders Agreement in the form set forth in Exhibit A attached hereto. On the date hereof, if applicable, Participant and Participant's spouse shall execute and deliver a spousal consent, in the form attached hereto as Exhibit B, and agree to be bound by the terms and provisions thereof.
(b)  The certificates representing the Carried Stock will bear a legend in substantially the following form:
"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE COMPANY AND A PARTICIPANT UNDER THE COMPANY’S EQUITY PLAN, DATED AS OF ______________________, 2018. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."
5.    Tax Responsibility. Notwithstanding any contrary provision of this Agreement, no certificate representing the Carried Stock will be issued to Participant, unless and until satisfactory arrangements (as determined by the Board) will have been made by Participant with respect to the payment of income, employment, social insurance, National Insurance Contributions, payroll tax, fringe benefit tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant including, without limitation, in connection with the vesting or purchase of the Carried Stock, the subsequent sale of Carried Stock acquired under the Plan and/or the receipt of any dividends on such Carried Stock which the Company determines must be withheld ("Tax-Related Items"). To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any Tax-Related Items by reducing the number of Carried Stock otherwise deliverable to Participant. If Participant fails to make satisfactory arrangements for the payment of any required Tax-Related Items hereunder at the time of the Carried Stock purchase, Participant acknowledges and agrees that the Company may refuse to honor the purchase and refuse to deliver the Carried Stock if such amounts are not delivered at the time of purchase. Participant authorizes the Company and/or Participant’s employer (the "Employer") to withhold any Tax-Related Items legally payable by Participant from his or her wages or other cash compensation paid to Participant by the Company and/or the Employer or from proceeds of the sale of Carried Stock. Further, if Participant is subject to tax in more than one jurisdiction between the date of purchase of Carried Stock and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges and agrees that the Company and/or the Employer, or former employer, as applicable, may be required to withhold or account for tax in more than one jurisdiction. Regardless of any action of the Company or the Employer, Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Participant further acknowledges that the Company and the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Carried Stock; and (2) do not commit to and are under no obligation to structure the terms of the purchase or any aspect of the Carried Stock to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Participant shall pay to the Company or make arrangements satisfactory to the Company to pay the amount of all applicable Tax-Related Items that the Company or any of its Subsidiaries is required to withhold at any time. If Participant shall fail to make such payment, the Company or any of its Subsidiaries shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to Participant any Tax-Related Items of any kind required by law to be withheld with respect to the Carried Stock. In the event that the Company fails to withhold any Tax-Related Items required to be withheld by applicable law or regulation, Participant shall indemnify the Company and its Subsidiaries for any amounts paid by the Company or any of its Subsidiaries with respect to any such Tax-Related Items but only to the extent Participant has not already paid such Tax-Related Items, provided, however, that Participant shall not be required to indemnify the Company for any interest, penalties and related expenses thereto.
6.    Dividends, etc. Except as otherwise determined by the Board, Participant shall be entitled to (i) receive any and all dividends or other distributions paid with respect to those shares of Carried Stock which he or she is the record owner on the record date for such dividend or other distribution, and (ii) vote any shares of Carried Stock of which he or she is the record owner on the record date for such vote; provided that any property (other than cash) distributed with respect to a share of Carried Stock (the "associated share") acquired hereunder, including, without limitation, a distribution of stock by reason of a stock dividend, stock split or otherwise, or a distribution of other securities with respect to an associated share, shall be subject to the restrictions of this Agreement in the same manner and for so long as the associated share remains subject to such restrictions, and shall be promptly forfeited if and when the associated share is so forfeited; and further provided that the Board may require that any cash distribution with respect to the shares of Carried Stock be placed in escrow or otherwise made subject to such restrictions as the Board deems appropriate to carry out the intent of the Plan or this Agreement. References in this Agreement to the Carried Stock shall refer, mutatis mutandis, to any such restricted amounts.
7.    Service Acknowledgments. In accepting the Carried Stock, Participant acknowledges, understands and agrees that:

(a)  the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
(b)  the purchase of the Carried Stock is voluntary and occasional and does not create any contractual or other right to make future purchase of the Carried Stock, or benefits in lieu of Carried Stock, even if Carried Stocks have been purchased in the past;
(c)  all decisions with respect to future Carried Stock or other grants, if any, will be at the sole discretion of the Company;
(d)  Participant is voluntarily participating in the Plan;
(e)  the Carried Stock and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;
(f)  the future value of the underlying Shares is unknown, indeterminable, and cannot be predicted with certainty.
(g)  the value of the Shares may increase or decrease;
(h)  the Carried Stock and Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;
(i)  unless otherwise provided in the Plan or by the Company in its discretion, the Carried Stock and the benefits evidenced by this Agreement do not create any entitlement to have the Carried Stock or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares;
(j)  the Carried Stock are not part of normal or expected compensation or salary for any purpose (the Carried Stock is an extraordinary item that does not constitute compensation of any kind for service of any kind rendered to the Company (or the employing Subsidiary), and which is outside the scope of the Participant’s employment or engagement contract, if any);
(k)  Participant acknowledges and agrees that none of the Company, the Employer, Parent, Subsidiary or Affiliate shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Carried Stock or of any amounts due to Participant pursuant to the acquisition of the Carried Stock; and
(l)  no claim or entitlement to compensation or damages shall arise from forfeiture of the Carried Stock resulting from the termination of Participant’s engagement as an employee or consultant (as applicable) (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is an employee (consultant) or the terms of Participant’s engagement agreement, if any), and in consideration of the grant of the

Carried Stock to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company, the Employer, Parent, Subsidiary or Affiliate, waives his or her ability, if any, to bring any such claim, and releases the Company, any Subsidiary and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.
8.    Definitions.
"Affiliate" means, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).
"Carried Stock" has the meaning assigned to it in the Recitals to this Agreement. Carried Stock will continue to be Carried Stock in the hands of any holder other than Participant (except for the Company and the Investors and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Carried Stock will succeed to all rights and obligations attributable to Participant as a holder of Carried Stock hereunder. Carried Stock will also include shares of the Company's capital stock issued with respect to Carried Stock by way of a stock split, stock dividend or other recapitalization. Notwithstanding the foregoing, all Unvested Shares shall remain Unvested Shares after any Transfer (as such term is defined in the Stockholders Agreement).
"Cause" shall have the meaning assigned to such term in any written employment or services agreement between the Company or any of its Subsidiaries and Participant or, in the absence of any such written employment or services agreement, shall mean (i) the commission of a felony or other crime involving moral turpitude or the commission of any other act or omission involving dishonesty, disloyalty or fraud with respect to the Company or any of its Subsidiaries or any of their customers or suppliers, (ii) reporting to work under the influence of alcohol or illegal drugs, the use of illegal drugs (whether or not at the workplace) or other conduct that is reasonably likely to cause the Company or any of its Subsidiaries substantial public disgrace or material economic harm (provided that such determination will be made without regard to a termination of Participant's employment or other service that may avoid or mitigate such disgrace or harm), (iii) any act or omission which in the opinion of a reasonable businessperson would be expected to aid or abet a competitor, supplier or customer of the Company or any of its Subsidiaries to the material disadvantage or detriment of the Company or any of its Subsidiaries, (iv) any material failure to perform duties as reasonably directed by the Board (provided that Participant shall be given notice of such failure and an opportunity to cure such failure within five days following receipt of notice), (v) any breach of fiduciary duty, gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or (vi) any breach of (1) this Agreement, (2) any confidentiality, noncompetition or nonsolicitation covenants made by Participant to the Company or any of its Subsidiaries, (3) any employment or services agreement (including for service as a director, advisor or consultant under Rule 701 of the Securities Act) between Participant and the Company or any of its Subsidiaries or (4) the Stockholders Agreement.
"Change in Control" means (a) any change in the ownership of the capital stock of the Company if, immediately after giving effect thereto, any Person (or group of Persons acting in concert) other than the Investors and their Affiliates will have the direct or indirect power to elect a majority of the members of the Board or (b) any change in the ownership of the capital stock of the Company if, immediately after giving effect thereto, the Investors and their Affiliates will own less than 25%, in the aggregate, of the Class A Common Stock; provided that in the event the Investors own less than 25%, in the aggregate, of the Class A Common Stock as a result of a redemption, recapitalization, reorganization or similar transaction, then, for purposes of the preceding clause (b), the determination as to whether a Change in Control has occurred shall be determined based upon the ownership of Class B Common Stock by the Investors rather than the ownership of Class A Common Stock by the Investors.
"Class A Common Stock" means the Company's Class A Common Stock, par value $0.001 per share.
"Class B Common Stock" means the Company's Class B Common Stock, par value $0.001 per share.
"EBITDA" means in all cases as determined by the Board or the Board's Compensation Committee in good faith based on the audited financial statements of the Company and its Subsidiaries on a consolidated basis, the earnings before interest, taxes, depreciation and amortization of the Company and its Subsidiaries on a consolidated basis for a given fiscal year, provided that EBITDA for such fiscal year shall be calculated on a pro forma basis (w) to exclude director fees and expenses paid to members of the board of directors of the Company and its Subsidiaries (solely in their capacity as directors), (x) to exclude certain non-cash charges and other reasonable non-GAAP adjustments identified by senior management, (y) to exclude transaction related expenses and other one-time restructuring expenses related to the Company's acquisition of SolarWinds, Inc., and (z) to exclude other costs which are one-time in nature (e.g., severance costs related to restructuring actions, integration in connection with future mergers and acquisitions, etc.), and provided further that no management fees assessed by Thoma Bravo, LLC, Silver Lake Management Company IV, L.L.C. or their respective Affiliates shall reduce EBITDA for such fiscal year. In general, EBITDA will be determined in a manner consistent with the definition of "Consolidated EBITDA" as such term is defined in the First Lien Credit Agreement, dated as of February 5, 2016, by and among and SolarWinds Intermediate Holdings I, Inc., SolarWinds Holdings, Inc., the other guarantors party thereto, the lenders and agents from time to time party thereto, and Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent (but without giving effect to clause (b) of such definition).
"Fair Market Value" of each share of Carried Stock means the average of the closing prices of the sales of such stock on all securities exchanges on which such stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ

System as of 4:00 P.M., New York time, or, if on any day such stock is not quoted in the NASDAQ System, of the average of the highest bid and lowest asked prices on such day in the domestic over‑the‑counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time such stock is not listed on any securities exchange or quoted in the NASDAQ System or the over‑the‑counter market, the Fair Market Value will be the fair value of such stock determined in good faith by the Board.
"Good Reason" shall have the meaning assigned to such term in any written employment or services agreement between the Company or any of its Subsidiaries and Participant or, in the absence of any such written employment or services agreement, shall mean (i) a material reduction in Participant's base salary or (ii) a change of Participant's place of work to a location that is more than 60 miles from Participant's present place of work.  In order for Participant's resignation with Good Reason to be effective hereunder, (A) Participant must provide written notice within 30 days of the event the Participant believes constitutes Good Reason, (B) the Company must fail to cure such event within 30 days following the receipt of such written notice and (C) the Participant must terminate employment or engagement (as applicable) within 5 days following the expiration of the Company's cure period described above.
"Investors" means the TB Investor and the Silver Lake Investor.
"Original Cost" means (i) with respect to each share of Carried Stock purchased hereunder and (ii) with respect to any other shares of Class B Common Stock hereafter acquired by Participant, the price actually paid by Participant for such shares (each as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations).
"Person" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.
"Public Sale" means any sale pursuant to a registered public offering under the Securities Act or any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker.
"Restrictive Covenants" means the restrictive covenants set forth in the Proprietary Information Agreement between Participant and one of the Company’s Subsidiaries and all other restrictive covenants in favor of the Company or any of its Subsidiaries by which Participant is bound from time to time.
"Securities Act" means the Securities Act of 1933, as amended from time to time.
"Silver Lake Investor" means any shareholder of the Company, from time to time, which is an Affiliate of Silver Lake Group, L.L.C.

"Stockholders Agreement" means the Stockholders' Agreement, dated as of February 5, 2016, by and among the Investors, the Company and the other stockholders of the Company parties thereto, as the same may be amended from time to time.
"Subsidiary" means any corporation, partnership, limited liability company or similar entity of which the Company owns securities having a majority of the ordinary voting power in electing the board of directors or other governing body directly or through one or more subsidiaries.
"TB Investor" means any shareholder of the Company, from time to time, which is an Affiliate of Thoma Bravo, LLC.
9.    Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given upon the earlier of (i) actual receipt, (ii) three (3) days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, (iii) one (1) business day following the day of facsimile transmission with machine‑generated acknowledgment of receipt after such facsimile transmission and (iv) one (1) business day following the business day of deposit with a reputable overnight courier (charges prepaid) for next business day delivery. Such notices, demands and other communications shall be sent to the Company or the Investors at the addresses set forth below and to Participant or any other recipient or any subsequent holder of Carried Stock subject to this Agreement at such address or facsimile number as indicated by the Company's records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.
If to the Company:
c/o Thoma Bravo, LLC
600 Montgomery Street, 20th Floor
San Francisco, California 94111

Attention:	Seth Boro
Robert Sayle
Telephone No.: (415) 263‑3660
Telecopy No.: (415) 392‑6480
and
c/o Silver Lake Partners
9 West 57th Street
32nd Floor
New York, NY 10019

Attention:	Andrew J. Schader

Telephone No.:	(212) 981-3564
Telecopy No.:     (212) 981-3566
and

c/o SolarWinds, Inc.
7171 Southwest Parkway, Building 400
Austin, Texas 78735

Attention:	Stock Administration
Telephone No.: (512) 682-9300
Email: stockadmin@solarwinds.com
with a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
300 North LaSalle Street
Chicago, Illinois 60654

Attention:	Gerald T. Nowak, P.C.
Corey Fox
Telephone No.: (312) 862‑2000
Telecopy No.: (312) 862‑2200
and
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600
Attention: Alfred O. Rose
Telephone No.: (617) 951-7372
Telecopy No.: (617) 235-0096
If to the TB Investor:
c/o Thoma Bravo, LLC
600 Montgomery Street, 20th Floor
San Francisco, California 94111

Attention:	Seth Boro
Robert Sayle
Telephone No.: (415) 263‑3660
Telecopy No.: (415) 392‑6480

with a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
300 North LaSalle Street
Chicago, Illinois 60654

Attention:	Gerald T. Nowak, P.C.
Corey Fox
Telephone No.: (312) 862‑2000
Telecopy No.: (312) 862‑2200

If to the Silver Lake Investor:
Silver Lake Partners
9 West 57th Street
32nd Floor
New York, NY 10019

Attention:	Andrew J. Schader
Telephone No.: (212) 981-3564
Telecopy No.: (212) 981-3566
with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600
Attention: Alfred O. Rose
Telephone No.: (617) 951-7372
Telecopy No.: (617) 235-0096
10.    Data Privacy. Participant understands that the Company and the Employer may collect, where permissible under applicable law, certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Carried Stock or any other entitlement to stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor ("Data"), for the exclusive purpose of implementing, administering and managing the Plan. Participant understands that Company may transfer Participant’s Data to the United States, which is not considered by the European Commission to have data protection laws equivalent to the laws in Participant’s country. The Company therefore maintains an applicable certification to protect any data consistent with data protection laws of the EU. Participant understands that the Company will transfer Participant’s Data to a stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws that the European Commission or Participant’s jurisdiction does not consider to be equivalent to the protections in Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company and any other possible recipients which may assist the Company with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her engagement as an Participant and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to sale Participant Carried Stock or grant other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative. Participant understands that Participant has the right to access, and to request a copy of, the Data held about Participant. Participant also understands that Participant has the right to discontinue the collection, processing, or use of Participant’s Data, or supplement, correct, or request deletion of any of Participant’s Data. To exercise Participant’s rights, Participant may contact Participant’s local human resources representative. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Agreement and any other Carried Stock acquisition materials by and among, as applicable, the Employer, the Company and any Parent or Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Participant’s consent will be sought and obtained for any processing or transfer of Participant’s Data for any purpose other than as described in the Agreement and any other Plan materials.
11.    Plan Controls. The Carried Stock is issued pursuant to the Plan and subject to its terms. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.
12.    General Provisions.
(a)  Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
(b)  Confidentiality. Participant may not disclose the terms of this Agreement (except to Participant's legal and financial advisors) without the prior written consent of the Company and the Investors.
(c)  Complete Agreement. This Agreement, those documents expressly referred to herein (including the Plan) and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

(d)  No Advice. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations or assessments regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
(e)  Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same Agreement.
(f)  Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Participant, the Company, the Investors and their respective successors and assigns (including subsequent holders of Carried Stock); provided that the rights and obligations of Participant under this Agreement shall not be assignable except in connection with a permitted transfer of Carried Stock hereunder; provided further that if the Company proposes to assign the right to repurchase Carried Stock under Section 3 hereof to any of the Investors, such right shall be assigned to all of the Investors pro-rata, based on each such Investor's ownership of Class B Common Stock immediately prior to such assignment.
(g)  Choice of Law. The corporate law of the State of Delaware will govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits hereto will be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Delaware.
(h)  Consent to Jurisdiction. EACH OF THE PARTIES IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN WILMINGTON, DELAWARE, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY'S RESPECTIVE ADDRESS SET FORTH ABOVE SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS PARAGRAPH. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY IN THE FEDERAL AND STATE COURTS LOCATED IN WILMINGTON, DELAWARE, AND HEREBY AND THEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE PARTIES ALSO AGREE THAT ANY LAWSUIT SEEKING TO ENFORCE A JUDGMENT OR INJUNCTION ORDER ENTERED BY THE FEDERAL OR STATE COURTS LOCATED IN

WILMINGTON, DELAWARE, CAN BE FILED AND BROUGHT IN ANY COURT OF COMPETENT JURISDICTION.
(i)  Waiver of Jury Trial. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.
(j)  Remedies. Each of the parties to this Agreement (including the Investors as third party beneficiaries of this Agreement) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (excluding attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.
(k)  Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company, Participant and the Investors.
(a)       Adjustments of Numbers. All numbers set forth herein that refer to stock prices or amounts will be appropriately adjusted to reflect stock splits, reverse stock splits, stock dividends, combinations of shares and other recapitalizations affecting the subject class of capital stock.
(l)  Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company's chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.
(m)  Termination. This Agreement shall survive the termination of Participant's employment or engagement (as applicable) with the Company and its Subsidiaries and shall remain in full force and effect after such termination.
(n)  No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.
(o)  Third Party Beneficiaries. Certain provisions of this Agreement are entered into for the benefit of and shall be enforceable by the Investors as provided herein.

(p)  Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Participant's current or future participation in the Plan by electronic means or to request Participant's consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.
(q)  Exchange Control. The Participant acknowledges and agrees that the Participant may be responsible for reporting inbound or outbound transactions or fund transfers that exceed a certain amount. The Participant is advised to seek appropriate professional advice as to how the exchange control regulations apply to the Carried Stock and the Participant’s specific situation and understands that the relevant laws and regulations can change frequently and occasionally on a retroactive basis.
(r)  Language. If Participant has received this Agreement, or any other document related to the Carried Stock and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control, subject to applicable laws.
(s)  Country-Specific Terms and Conditions and Notices. Notwithstanding any provisions in this Agreement, the sale and purchase of Carried Stock shall be subject to any special terms and conditions set forth in Exhibit C to this Agreement for Participant’s country. Moreover, if Participant relocates to one of the countries included in Exhibit C, the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Exhibit C constitutes part of this Agreement.
* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Management Purchase Agreement on the date first written above.

SOLARWINDS CORPORATION

By:
Name:	Kevin B. Thompson
Its:	Director, President and Chief Executive Officer

Signature of Participant

Country of Residence:

Exhibit A

STOCKHOLDERS AGREEMENT
Joinder
The undersigned hereby agrees to join, become a party to and be bound, as a "Stockholder" and a "Manager", by the Stockholders' Agreement of SolarWinds Corporation (the "Company"), entered into as of February 5, 2016, by and among: (i) SolarWinds Corporation; (ii) Silver Lake Partners IV, L.P., a Delaware limited partnership, and Silver Lake Technology Investors IV, L.P., a Delaware limited partnership, (iii) Thoma Bravo Fund XI, L.P., a Delaware limited partnership, Thoma Bravo Fund XI-A, L.P., a Delaware limited partnership, Thoma Bravo Executive Fund XI, L.P., a Delaware limited partnership, Thoma Bravo Special Opportunities Fund II, L.P., a Delaware limited partnership and Thoma Bravo Special Opportunities Fund II-A, L.P., a Delaware limited partnership, and (iv) certain other holders of the Company’s outstanding securities, as the same may be in effect from time to time.

Signature of Stockholder

Name of Stockholder

Dated:	, 2018

Address for notices:

Exhibit B

SPOUSAL CONSENT
The undersigned spouse hereby acknowledges that I have read the Restricted Stock Purchase Agreement to which my spouse is a party, and that I understand its contents. I am aware that such agreement provides for the repurchase of my spouse's shares of Class B Common Stock (the "Shares"), of SolarWinds Corporation, a Delaware corporation (the "Company") under certain circumstances and imposes other restrictions on such Shares. I agree that my spouse's interest in the Shares is subject to the agreement referred to above and the other agreements referred to therein and any interest I may have, or may acquire in the future, in such Shares shall be irrevocably bound by such agreement and the other agreements referred to therein and further that my community property interest (if any) shall be similarly bound by such agreement.
The undersigned spouse irrevocably constitutes and appoints the undersigned securityholder, who is the spouse of the undersigned spouse (the "Securityholder"), as the undersigned's true and lawful attorney and proxy in the undersigned's name, place and stead to sign, make, execute, acknowledge, deliver, file and record all documents which may be required, and to manage, vote, act and make all decisions with respect to (whether necessary, incidental, convenient or otherwise), any and all Shares of the Company in which the undersigned now has or hereafter acquires any interest and in (including but not limited to the right, without further signature, consent or knowledge of the undersigned spouse, to exercise amendments and modifications of and to terminate the aforementioned agreement and to dispose of any and all such Shares), with all powers the undersigned spouse would possess if personally present, it being expressly understood and intended by the undersigned that the foregoing power of attorney and proxy is coupled with an interest; and this power of attorney is a durable power of attorney and will not be affected by disability, incapacity or death of the Securityholder, or dissolution of marriage and this proxy will not terminate without consent of the Securityholder and the Company:

Securityholder:	Spouse of Securityholder:

Signature	Signature

Printed Name	Printed Name

Exhibit C

ADDITIONAL TERMS AND CONDITIONS OF
RESTRICTED STOCK PURCHASE AGREEMENT
FOR NON-US PARTICIPANTS
This Exhibit includes additional terms and conditions that govern the sale and of the Carried Stock purchase to the Participant under the Plan if the Participant resides in one of the countries listed below. Capitalized terms used but not defined in this Exhibit have the meanings set forth in the Plan and/or this Agreement.
The Participant understands and agrees that the Company strongly recommends that the Participant not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because applicable rules and regulations regularly change, sometimes on a retroactive basis, and the information may be out of date at the time the Carried Stock vests or the shares of Carried Stock are acquired under the Plan.
The Participant further understands and agrees that if the Participant is a citizen or resident of a country other than the one in which the Participant is currently working, transfer employment after grant of the Participant, or is considered a resident of another country for local law purposes, the information contained herein may not apply to the Participant, and the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply.
AUSTRALIA
Notifications
Securities Law Information
The offering and resale of shares of Carried Stock acquired under the Plan to a person or entity resident in Australia may be subject to disclosure requirements under Australian law. The Participant should obtain legal advice regarding any applicable disclosure requirements prior to making any such offer.
Exchange Control Information
Australian residents must report inbound and/or outbound cash transactions exceeding A$10,000 and inbound and/or outbound international fund transfers of any value if the transfers do not involve an Australian bank.
CANADA
Authorization to Release Necessary Personal Information
The Participant hereby authorizes the Company (including any Parent, Subsidiary or Affiliate) and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. The Participant further authorizes the Company and any Parent, Subsidiary or Affiliate and the Company’s designated Plan broker(s) to disclose and discuss the Plan with their advisors. The Participant further authorizes the Employer to record such information and to keep such information in the employee file.
English Language Provision
The Participant hereby provides his or her consent to receive Plan information in English through the Participant’s enrollment in the Plan. Specifically, the Participant acknowledges as follows:
The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.
Disposition relative à l’utilisation de la langue anglaise
Par la présente, je consens à recevoir les informations relatives au Plan d’Achat d’Actions en anglais par le biais de mon inscription au Plan d’Achat d’Actions. Particulièrement, je reconnais comme suit :
Les parties reconnaissent avoir exigé la rédaction en anglais du Contrat, ainsi que de tous documents exécutés, avis donnés et procédures judiciaires intentées, directement ou indirectement, relativement à la présente convention.
Notifications
Securities Law Information
There may be securities law implications for the Participant if the Participant sells shares of Carried Stock acquired through the Plan through a broker other than a broker appointed under the Plan or the sale does not take place through the facilities of a stock exchange outside of Canada on which the shares of Carried Stock are listed.
Foreign Asset/Account Reporting Information
Foreign property (including shares of Carried Stock) held by Canadian residents must be reported annually on Form T1135 (Foreign Income Verification Statement) if the total value of such foreign property exceeds C$100,000 at any time during the year. The form must be filed by April 30th of the following year.
CZECH REPUBLIC
Notifications
Securities Disclosure
The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in the Czech Republic.

INDIA
Notifications
Exchange Control Information
Indian residents are required to repatriate any cash dividends paid on shares of Carried Stock acquired under the Plan and any proceeds from the sale of such shares of Carried Stock to India within 90 days of receipt. Upon repatriation, the individual will receive a foreign inward remittance certificate (“FIRC”) from the bank where he or she deposits the foreign currency and he or she should maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or the Employer requests proof of repatriation. It is Participant’s responsibility to comply with applicable exchange control laws in India.
Tax Reporting Obligation
Indian residents are required to declare the following items in their annual tax return: (i) any foreign assets held by them (including shares of Carried Stock acquired under the Plan), and (ii) any foreign bank accounts for which they have signing authority. It is Participant’s responsibility to comply with applicable foreign asset tax laws in India and the Participant should consult with his or her personal tax advisor to ensure that the Participant is properly reporting the Participant’s foreign assets and bank accounts.
IRELAND
Notifications
Director Notification Obligation
Directors, shadow directors or secretaries of an Irish Parent, Subsidiary or Affiliate must notify such Irish Parent, Subsidiary or Affiliate in writing within five business days of receiving or disposing of an interest in the Company (e.g., shares of Carried Stock, etc.), or within five business days of becoming aware of the event giving rise to the notification requirement or within five business days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of the spouse or children under the age of 18 of the director, shadow director or secretary (whose interests will be attributed to the director, shadow director or secretary).
Securities Disclosure
The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Ireland.

NETHERLANDS
Notifications
The Participant should be aware of the Dutch insider trading rules, which may affect the sale of Shares acquired under the Plan. In particular, the Participant may be prohibited from effecting certain share transactions if the Participant has insider information regarding the Company. Below is a discussion of the applicable restrictions. The Participant is advised to read the discussion carefully to determine whether the insider rules could apply to the Participant. If it is uncertain whether the insider rules apply, the Company recommends that the Participant consults with a legal advisor. The Company cannot be held liable if the Participant violates the Dutch insider trading rules. The Participant is responsible for ensuring his or her compliance with these rules.
Prohibition Against Insider Trading
Dutch securities laws prohibit insider trading. The regulations are based upon the European Market Abuse Directive and are stated in section 5:56 of the Dutch Financial Supervision Act (Wet op het financieel toezicht or Wft) and in section 2 of the Market Abuse Decree (Besluit marktmisbruik Wft). For further information the Participant is referred to the website of the Authority for the Financial Markets (AFM); https://www.afm.nl/en/professionals/onderwerpen/marktmisbruik.
Given the broad scope of the definition of inside information, certain employees of the Company working at its Dutch Affiliate may have inside information and thus are prohibited from making a transaction in securities in the Netherlands at a time when they have such inside information. By entering into this Agreement and participating in the Plan, the Participant acknowledges having read and understood the notification above and acknowledges that it is the Participant’s responsibility to comply with the Dutch insider trading rules, as discussed herein.
Securities Disclosure
The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in the Netherlands.
PHILIPPINES
THE SECURITIES BEING OFFERED OR SOLD HEREIN HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES REGULATION CODE. ANY FUTURE OFFER OR SALE OF THE SECURITIES IS SUBJECT TO THE REGISTRATION REQUIREMENTS UNDER THE CODE UNLESS SUCH OFFER OR SALE QUALIFIES AS AN EXEMPT TRANSACTION.
Foreign Exchange Notice
The Participant understands and acknowledges that he or she needs to receive a prior approval of Philippine central bank to purchase the foreign exchange from a Philippine bank or its affiliates, if the Participant’s investment exceeds a designated threshold. The Participant is encouraged to consult with an appropriate legal advisor regarding these requirements.

POLAND
Foreign Exchange Notice
The Participant understands and acknowledges that the Participant must notify the National Bank of Poland of the value of all foreign share ownership, including but not limited to Shares acquired under the Plan, if such ownership exceeds a designated threshold. The Participant is strongly encouraged to consult with an appropriate legal advisor regarding these requirements.
Securities Disclosure
The grant of the Carried Stock is exempt from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Poland.
PORTUGAL
Securities Disclosure
The grant of the Carried Stock is exempt from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Portugal.
Language
In accepting the grant of the Carried Stock and this Agreement which provides for the terms and conditions of the Carried Stock, the Participant confirms that he or she has read and understood the documents relating to the Carried Stock (the Plan and this Agreement), which were provided in the English language.  The Participant accepts the terms of these documents accordingly.
SINGAPORE
Notifications
Securities Law Information
The Carried Stock under the Plan is being acquired by the Participant pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Singapore Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”). The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. Further, the purchase and sale of the Carried Stock under the Plan are subject to section 257 of the SFA and the Participant is not permitted to sell, or offer to sell, any shares of Carried Stock in Singapore unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA.
Director Notification Obligation
Directors, associate directors or shadow directors of a Singapore Parent, Subsidiary or Affiliate are subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify such entity in writing within two business days of any of the following events: (i) the acquisition or disposal of an interest (e.g., shares of Carried Stock) in the

Company or any Parent, Subsidiary or Affiliate, (ii) any change in previously-disclosed interests (e.g., upon purchase and sale of the Carried Stock under the Plan), or (iii) becoming a director, associate director or shadow director of a Parent, Subsidiary or Affiliate in Singapore, if the individual holds such an interest at that time.
Insider Trading Notification
The Participant should be aware of the Singapore insider-trading rules as these rules may impact the Participant’s ability to acquire or dispose of shares of Carried Stock or rights to acquire shares (e.g., purchase and sale of the Carried Stock under the Plan). Under the Singapore insider-trading rules, the Participant is prohibited from selling shares of Carried Stock when the Participant is in possession of information concerning the Company which is not generally available and which the Participant knows or should know will have a material effect on the price of such shares once such information is generally available.
SWEDEN
Securities Disclosure
The Participant’s participation in the Plan and purchase and sale of the Carried Stock are exempt from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Sweden.
Exchange Control
The Participant understands and agrees that foreign and local banks or financial institutions (including brokers) engaged in cross-border transactions generally may be required to report any payments to or from a foreign country exceeding a certain amount to The National Tax Board, which receives the information on behalf of the Swedish Central Bank (Sw.Riksbanken). This requirement may apply even if the Participant has a brokerage account with a foreign broker.
UNITED KINGDOM
Securities Disclosure
Neither this Agreement nor Appendix is an approved prospectus for the purposes of section 85(1) of the Financial Services and Markets Act 2000 (“FSMA”) and no offer of transferable securities to the public (for the purposes of section 102B of FSMA) is being made in connection with the Plan.

NONQUALIFIED STOCK OPTION AGREEMENT
(INTERNATIONAL FORM)
THIS NONQUALIFIED STOCK OPTION AGREEMENT (this "Agreement") is made as of _____________________, 2018, by and between SolarWinds Corporation (the "Company") and _____________________________________ ("you").
The Company is pleased to advise you that its Board of Directors (the "Board") has granted to you a stock option (an "Option"), as provided below, under the SolarWinds Corporation Equity Plan (the "Plan"), a copy of which is attached hereto and incorporated herein by reference. The Option has been granted, and the Option Shares will be issued, pursuant to a "compensatory benefit plan" within the meaning of such term under Rule 701 of the Securities Act of 1933, as amended (the "Securities Act"). Each capitalized term used, but not defined, herein has the meaning ascribed to such term in the Plan and for the purposes of this Agreement, certain definitions are set forth in Section 9 below. The parties hereto agree as follows:
1.Option.
(a)  Terms. Your Option is for the purchase of up to _______________________ shares of Class B Common Stock at a price per share of $____________ (the "Exercise Price"). The Exercise Price is payable upon exercise as set forth in Section 1(b) below. Your Option shall expire at the close of business on the date that is ten (10) years following the date hereof (the "Expiration Date"), subject to earlier expiration as provided in Section 3(b) below. Your Option is not intended to be an "incentive stock option" within the meaning of Section 422 of the Code.
(b)  Payment of Option Price. Subject to Sections 2 and 7 below, your Option may be exercised in whole or in part upon payment of an amount (the "Option Price") equal to the product of (i) the Exercise Price multiplied by (ii) the number of vested Option Shares to be acquired. Payment shall be made in cash (including check, bank draft or money order); provided that in the sole discretion of the Board, you may engage in a so-called "cashless exercise" (with respect to the Option Price and not with respect to any Taxes payable in connection with the Option), provided that you or such other person exercising the Option and each other party involved in any such exercise (in each case as permitted hereunder and under the Plan) shall comply with such procedures and conditions, including, without limitation, such conditions, if any, as the Board may deem necessary to avoid adverse accounting effects to the Company or any of its Subsidiaries, and enter into such agreements, of indemnity or otherwise, as the Company shall specify.
(c)  In connection with the grant of the Option hereunder, you represent and warrant to the Company that when you exercise your Option you shall be purchasing Option Shares for your own account and not on behalf of others.
(d)  You understand and acknowledge that federal and state securities laws govern and restrict your right to offer, sell or otherwise dispose of any Option Shares unless your offer, sale or other disposition thereof is registered or qualified under the Securities Act and applicable state securities laws, or in the opinion of the Company's counsel, such offer, sale or other disposition is exempt from registration or qualification thereunder.

(e)  You agree that you shall not offer, sell or otherwise dispose of any Option Shares in any manner which would: (i) require the Company to file any registration statement with the Securities and Exchange Commission (or any similar filing under state law or the law of any other jurisdiction) or to amend or supplement any such filing or (ii) violate or cause the Company to violate the Securities Act, the rules and regulations promulgated thereunder or any other state or U.S. federal law, or the law of any other jurisdiction.
(f)  The Company reserves the right to impose other requirements on your participation in the Plan, on the Option or Option Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with applicable laws or stock exchange requirements or facilitate the administration of the Plan. You agree to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, you acknowledge that the laws of the country in which you are working at the time of grant, vesting and exercise of the Option or the sale of Option Shares received pursuant to this Agreement (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject you to additional procedural or regulatory requirements that you are and will be solely responsible for and must fulfill.
(g)  As an inducement to the Company to grant you the Option, and as a condition thereto, you acknowledge and agree that neither the grant of the Option to you nor any provision contained herein shall entitle you to remain in the employment or engagement (as applicable) of the Company and its Subsidiaries or affect the right of the Company or its Subsidiaries to terminate your employment or engagement (as applicable) at any time for any reason.
2.    Vesting.
(a)  Your Option is only exercisable for vested Option Shares. Option Shares are subject to vesting based upon your continued employment or engagement (as applicable) with the Company or its Subsidiaries through each applicable vesting date, as set forth in Section 2(b) below.
(b)  Except as otherwise provided in Section 2(c),
[ ];
provided that if you cease to be continuously employed or engaged (as applicable) by the Company or its Subsidiaries, no Option Shares which have not become vested will vest thereafter and such unvested Option Shares shall immediately be forfeited as of such termination of employment or engagement (as applicable).
(c)  Upon the occurrence of a Change in Control, any unvested Option Shares shall be (A) replaced with equity awards of the acquirer in such Change in Control or one of its Affiliates that will, except as provided in Section 2(d) below, substantially preserve the otherwise applicable terms of any affected Option Shares previously granted hereunder as determined by the Board in its sole discretion or (B) continued or assumed by the acquirer in the form and manner determined by the Board in its sole discretion (such replaced, continued or assumed unvested Option Shares, "Substitution Equity"), except, in each case, to the extent the Board, in its sole discretion, elects to cause all or any portion of such unvested Option Shares to become fully vested upon consummation of the Change in Control; provided that (x) if you cease to be continuously employed or engaged (as applicable) by the Company or its Subsidiaries at any time after execution of this Agreement until immediately prior to the Change in Control, then no unvested Option Shares shall vest in accordance with this Section 2(c) and (y) the Board's determinations under this Section 2(c) need not be uniform and may be made by it selectively among persons and/or with respect to Option Shares issued hereunder.
(d)  In the event you receive Substitution Equity (in any form, including the assumption of your Option Shares issued hereunder), the Board shall use its reasonable efforts to cause the acquirer in such Change in Control or one of its Affiliates to provide that such Substitution Equity shall vest in full if, prior to the 12-month anniversary of the consummation of such Change in Control, your employment or engagement (as applicable) with the Company, its Subsidiaries and/or their successors following the Change in Control is terminated without Cause or you resign for Good Reason.
3.    Expiration of Option.
(a)  Normal Expiration. In no event shall any part of your Option be exercisable after the Expiration Date set forth in Section 1(a) above.
(b)  Early Expiration Upon Termination of Employment or Engagement. In the event of a termination of your employment or engagement (as applicable) with the Company or its Subsidiaries for any or no reason, any portion of your Option that has not vested as of such employment or engagement (as applicable) termination shall immediately expire and be forfeited without payment of any consideration therefor and without any further action on the part of you or the Company. To the extent any portion of your Option is vested and exercisable as of your employment or engagement (as applicable) termination ("Vested Option"), the following provisions shall apply:
(i)       if your employment or engagement (as applicable) terminates for Cause (or the Board in its sole discretion determines that Cause exists at the time your employment or engagement (as applicable) terminates), all of your Vested Option not previously exercised shall immediately expire and be forfeited without payment of any consideration therefor and without any further action on the part of you or the Company;
(ii)      if your employment or engagement (as applicable) terminates as a result of your death or disability (as determined by the Board in its sole discretion), then you or your estate, as applicable, may exercise all or part of your Vested Option at any time prior to or on the first anniversary of such termination; thereafter, all of your Vested Option not previously exercised shall expire and be forfeited without payment of any consideration therefor and without any further action on the part of you or the Company; and
(iii)     if your employment or engagement (as applicable) terminates for any reason other than the reasons set forth in (i) and (ii) above, then you may exercise all or part of your Vested Option at any time prior to or on the three month anniversary of such termination; thereafter, all of your Vested Option not previously exercised shall expire and be forfeited without payment of any consideration therefor and without any further action on the part of you or the Company.
4.    Procedure for Exercise. You may exercise all or any portion of your Option, to the extent it has vested and is exercisable, at any time and from time to time prior to its expiration, by delivering written notice to the Company (to the attention of the Company's General Counsel) in the form of the Exercise Agreement attached as Exhibit A, together with payment of the Option Price in accordance with the provisions of Section 1(b) above and any applicable tax withholding as described in Section 7 below. As a condition to any exercise of your Option, you shall make all customary investment representations which the Company requires.
5.    Repurchase Option.
(a)  In the event you cease to be employed or engaged (as applicable) by the Company and its Subsidiaries for any reason or upon a Change in Control (each, a "Termination"), or in the event any laws, rules, or regulations (in effect on the date hereof or hereafter amended or enacted) of any governmental or regulatory authority materially restrict the rights or obligations of you or the Company hereunder or materially increase the obligations of the Company in respect of the transactions contemplated hereby, in each case as determined by the Board in its reasonable discretion (each such instance, a "Regulatory Burden"), all of your Option Shares issued upon exercise of your Option (whether any such shares are held by you or one or more of your Permitted Transferees (as defined in the Stockholders Agreement) other than the Company) excluding, in connection with a Change in Control, any Substitution Equity that was assumed, continued or replaced in connection with such Change in Control, if any, will be subject to repurchase, in each case by the Company and the Investors pursuant to the terms and conditions set forth in this Section 5 (the "Repurchase Option"). For the avoidance of doubt, Substitution Equity shall not be subject to a Repurchase Option resulting from a Termination due to a Change in Control in which such Substitution Equity was assumed, continued or replaced.
(b)  In the event of a Termination or Regulatory Burden, the purchase price for each Option Share issued upon exercise of your Option will be the then Fair Market Value for such share as of the date of the Repurchase Notice or Supplemental Repurchase Notice (as defined below); provided, however, that if your employment or engagement (as applicable) is terminated by the Company for Cause (or if Cause exists at the time of such termination) or you violate any Restrictive Covenants, the purchase price for each Option Share issued upon exercise of your Option will be the lesser of (A) the Exercise Price for such share and (B) the Fair Market Value of such share as of the date of such Repurchase Notice or Supplemental Repurchase Notice (as defined below). In the event that the Company or the Investors, as applicable, have previously repurchased Option Shares held by you or any of your permitted transferees and it is subsequently determined in good faith by the Board following such repurchase that (x) your employment or engagement (as applicable) could have been terminated for Cause or (y) you violate your Restrictive Covenants, in either case, you will be obligated to deliver to the Company or Investors, as applicable, within thirty (30) days following notice from the Company or Investors, as applicable, that such amount is due, an amount equal to the excess, if any, of the price paid by the Company or Investors, as applicable, for your (and your Permitted Transferees') Option Shares over the Exercise Price for such repurchased Option Shares.

(c)  The Board may elect to cause the Company to purchase all or any portion of your Option Shares by delivering written notice (the "Repurchase Notice") to you and, if applicable, your Permitted Transferees within 90 days after the later to occur of (i) the Termination or date of the Board's determination of such Regulatory Burden or (ii) the date that is six (6) months plus one (1) day following the latest date any Option Share is delivered following exercise of any portion of your Option; provided that, in the event of a Termination due to a Change in Control, the Board may deliver the Repurchase Notice up to five (5) days prior to the Change in Control for any Option Shares to be purchased in connection with such Change in Control. The Repurchase Notice will set forth the number of Option Shares to be acquired, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction. If some shares are held by your Permitted Transferees and the Board elects to repurchase only a portion of your Option Shares, you shall be permitted to designate which of the shares to be repurchased shall be repurchased from you and which shall be repurchased from your Permitted Transferees. If you do not make such a designation, the number of shares to be repurchased by the Company shall first be satisfied to the extent possible from the Option Shares held by you at the time of delivery of the Repurchase Notice. If the number of Option Shares then held by you is less than the total number of Option Shares which the Company has elected to purchase, the Company shall purchase the remaining shares elected to be purchased from your Permitted Transferees, pro rata according to the number of Option Shares held by such Permitted Transferee(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share). Additionally, the Board may cause the Company to assign its rights under this Section 5 to one or more of its Affiliates.
(d)  If for any reason the Company does not elect to purchase all of your Option Shares pursuant to the Repurchase Option, the Investors shall be entitled to exercise the Repurchase Option for the Option Shares the Company has not elected to purchase (excluding, for the avoidance of doubt, any Substitution Equity, if any) (the "Available Shares"). As soon as practicable after the Company has determined that there will be Available Shares, but in any event within 90 days after the Termination, or date of the Board's determination of such Regulatory Burden, or, in the event of a Termination due to a Change in Control, at least three (3) days prior to the Change in Control, the Company shall give written notice (the "Option Notice") to the Investors setting forth the number of Available Shares and the purchase price for the Available Shares. The Investors may elect to purchase any or all of the Available Shares by giving written notice to the Company within 30 days after the Option Notice has been given by the Company or, in the event of a Termination due to a Change in Control, prior to such Change in Control. If the Investors elect to purchase an aggregate number of shares greater than the number of Available Shares, the Available Shares shall be allocated among the Investors based upon the number of shares of Class B Common Stock owned by each Investor as of the date of the Option Notice. As soon as practicable, and in any event within ten (10) days, after the expiration of the applicable period set forth above, the Company shall notify each holder of your Option Shares as to the number of shares being purchased from such holder by the Investors (the "Supplemental Repurchase Notice"). At the time the Company delivers the Supplemental Repurchase Notice to the holder(s) of your Option Shares, the Company shall also deliver written notice to each Investor setting forth the number of shares such Investor is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction.
(e)  The closing of the purchase of Option Shares pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice or, if later, the

Supplemental Repurchase Notice, which date shall not be more than 30 days after the delivery of the later of either such notice to be delivered; provided that, in the event the Repurchase Option is being exercised in connection with a Termination due to a Change in Control, such closing shall take place on any date designated by the Company in a written notice delivered to the holders of your Option Shares at least one (1) day prior to such closing, including up to the time that is immediately prior to the Change in Control. The Company will pay for the Option Shares to be purchased by it pursuant to the Repurchase Option by first offsetting amounts outstanding under any bona fide debts owed by you to the Company (or one or more of your Permitted Transferees, other than the Company or the Investors); upon full repayment of such bona fide debts, the Company will make payment by a check or wire transfer of funds in the aggregate amount of the remaining purchase price for such Option Shares. The Investors will pay for the Option Shares to be purchased by them pursuant to the Repurchase Option by delivery of a check or wire transfer of funds in the aggregate amount of the purchase price for such shares. In connection with such purchase, you acknowledge and agree that the Company and/or the Investors, as applicable, shall be entitled to receive from you and your Permitted Transferees (if any) customary representations and warranties regarding such sale and the Option Shares subject thereto as well as a customary release of claims related to ownership of the Option Shares from you and any other seller, in each case in form and substance satisfactory to the Company and/or the Investors, as applicable.
(f)  If, pursuant to the terms and conditions of this Agreement, the Company (and/or the Investors and/or any other Person acquiring securities) shall make available, at the time and place and in the amount (it being understood that, in certain circumstances, the amount may be $0) and form provided in this Agreement, the consideration for the Option Shares to be repurchased, in each case, in accordance with the provisions of this Agreement, then, from and after such time, the Person from whom such Option Shares are to repurchased shall no longer hold any title or interest in such Option Shares, and shall no longer have any rights as a holder of such Option Shares (other than the right to receive payment of the applicable consideration in accordance with this Agreement), and such Option Shares shall be deemed purchased in accordance with the applicable provisions of this Section 5 and the Company (and/or the Investors and/or any other Person acquiring securities) shall be deemed the owner and holder of such Option Shares, whether or not the certificates therefor, if any, or any other deliverables have been delivered as required by this Agreement and whether or not the Person from whom such Option Shares are to repurchased shall take any other action in connection with such repurchase. By the execution of this Agreement, you irrevocably constitute and appoint the Board or any person designated by the Board to act on behalf of you and your Permitted Transferees (if any) for purposes of this Section 5 as your (or, if applicable, such Permitted Transferee's) true and lawful attorney-in-fact with full power and authority in your (or, if applicable, such Permitted Transferee's) name and stead to execute, deliver, swear to, file and record at the appropriate public offices such documents as may be necessary or appropriate to carry out this Agreement. Notwithstanding this Section 5(f), you shall be required to take (and to cause your Permitted Transferees, if any, to take) such actions as are required to be taken by you pursuant to the provisions of this Agreement in connection with any such repurchase.
(g)  Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Option Shares by the Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the repurchase of Option Shares hereunder which the Company is otherwise entitled or required to make, the Company may, notwithstanding anything to the contrary in this Agreement, delay any such repurchases until such time as it is permitted to do so under such restrictions; provided that this provision shall not alter the time at which the Repurchase Notice must be delivered under Section 5(c) or the price to be paid in connection with such repurchase.
(h)       This Section 5 shall automatically terminate upon the earlier of (a) immediately prior to the consummation of the Company’s Initial Public Offering (as defined in the Stockholders Agreement); and (b) the consummation of a Change in Control (for the avoidance of doubt, after giving effect to any exercise of the Repurchase Option in connection with a Termination due to a Change in Control).
6.    Transferability.
(a)  Your Option is personal to you and is not transferable by you other than by will or the laws of descent and distribution. During your lifetime only you (or your guardian or legal representative) may exercise your Option. In the event of your death, your Option may be exercised only (i) by the executor or administrator of your estate or the person or persons to whom your rights under the Option shall pass by will or the laws of descent and distribution and (ii) to the extent that you were entitled hereunder at the date of your death. Any Option Shares that are issued pursuant to exercise of your Option shall be subject to the transfer restrictions contained in the Stockholders Agreement and the repurchase option contained in Section 5 above. Upon exercise of the Option, you agree to become a party to the Stockholders Agreement and further agree to be bound by the terms and provisions thereof. For the avoidance of doubt, upon exercise of the Option you will also sign and deliver a joinder to such agreement in the form set forth in Exhibit B attached hereto. On the date hereof, if applicable, Participant and Participant's spouse shall execute and deliver a spousal consent, in the form attached hereto as Exhibit C, and agree to be bound by the terms and provisions thereof.
(b)  The certificates representing the Option Shares will bear a legend in substantially the following form:
"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A NONQUALIFIED STOCK OPTION AGREEMENT BETWEEN THE COMPANY AND A PARTICIPANT UNDER THE COMPANY’S EQUITY PLAN, DATED AS OF ______________________, 2018. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."
7.    Tax Responsibility. Notwithstanding any contrary provision of this Agreement, no certificate representing the Option Shares will be issued to you, unless and until satisfactory arrangements (as determined by the Board) will have been made by you with respect to the payment of income, employment, social insurance, National Insurance Contributions, payroll tax, fringe benefit tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable to you including, without limitation, in connection with the grant, vesting or exercise of your Option, the subsequent sale of Option Shares acquired under the Plan and/or the receipt of any dividends on such Option Shares which the Company determines must be withheld ("Tax-Related Items"). To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any Tax-Related Items by reducing the number of Option Shares otherwise deliverable to you. If you fail to make satisfactory arrangements for the payment of any required Tax-Related Items hereunder at the time of the Option exercise, you acknowledge and agree that the Company may refuse to honor the exercise and refuse to deliver the Option Shares if such amounts are not delivered at the time of exercise. You authorize the Company and/or your employer (the "Employer") to withhold any Tax-Related Items legally payable by you from your wages or other cash compensation paid to you by the Company and/or the Employer or from proceeds of the sale of Option Shares. Further, if you are subject to tax in more than one jurisdiction between the date of grant of your Option and the date of any relevant taxable or tax withholding event, as applicable, you acknowledge and agree that the Company and/or the Employer, or former employer, as applicable, may be required to withhold or account for tax in more than one jurisdiction. Regardless of any action of the Company or the Employer, you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount actually withheld by the Company or the Employer. You further acknowledge that the Company and the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. You shall pay to the Company make arrangements satisfactory to the Company to pay the amount of all applicable Tax-Related Items that the Company or any of its Subsidiaries is required to withhold at any time. The Company shall not be required to allow you to exercise Option Shares under the Plan until such obligations are satisfied. In the event that the Company fails to withhold any taxes required to be withheld by applicable law or regulation, you shall indemnify the Company and its Subsidiaries for any amounts paid by the Company or any of its Subsidiaries with respect to any such taxes but only to the extent you have not already paid such taxes; provided, however, that you shall not be required to indemnify the Company for any interest, penalties and related expenses thereto.
8.    Service Acknowledgments. In accepting the Option, you acknowledge, understand and agree that:
(a)  the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
(b)  the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of Options, or benefits in lieu of Options, even if Options have been granted in the past;
(c)  all decisions with respect to future Option or other grants, if any, will be at the sole discretion of the Company;
(d)  you are voluntarily participating in the Plan;

(e)  your Option and any Option Shares acquired under the Plan are not intended to replace any pension rights or compensation;
(f)  your Option and the Option Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;
(g)  the future value of the Option Shares underlying your Option is unknown, indeterminable, and cannot be predicted with certainty;
(h)  if the underlying Option Shares do not increase in value, your Option will have no value;
(i)  if you exercise the Option and acquire the Option Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;
(j)  unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Option Shares;
(k)  the Option and the Option Shares subject to the Option are not part of normal or expected compensation or salary for any purpose;
(l)  you acknowledge and agree that none of the Company, the Employer, Parent, Subsidiary or Affiliate shall be liable for any foreign exchange rate fluctuation between your local currency and the United States Dollar that may affect the value of the Option or of any amounts due to you pursuant to the exercise of the Option or the subsequent sale of any Option Shares acquired upon exercise; and
(m)  no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from the termination of your engagement as an employee or consultant (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are an employee (consultant) or the terms of your engagement agreement, if any), and in consideration of the grant of the Option to which you are otherwise not entitled, you irrevocably agree never to institute any claim against Company, the Employer, Parent, Subsidiary or Affiliate, waive your ability, if any, to bring any such claim, and release Company, the Employer, Parent, Subsidiary or Affiliate from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, you shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim.

9.    Definitions.
"Affiliate" means, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).
"Cause" shall have the meaning assigned to such term in any written employment or services agreement between the Company or any of its Subsidiaries and you or, in the absence of any such written employment or services agreement, shall mean (i) the commission of a felony or other crime involving moral turpitude or the commission of any other act or omission involving dishonesty, disloyalty or fraud with respect to the Company or any of its Subsidiaries or any of their customers or suppliers, (ii) reporting to work under the influence of alcohol or illegal drugs, the use of illegal drugs (whether or not at the workplace) or other conduct that is reasonably likely to cause the Company or any of its Subsidiaries substantial public disgrace or material economic harm (provided that such determination will be made without regard to a termination of your employment or other service that may avoid or mitigate such disgrace or harm), (iii) any act or omission which in the opinion of a reasonable businessperson would be expected to aid or abet a competitor, supplier or customer of the Company or any of its Subsidiaries to the material disadvantage or detriment of the Company or any of its Subsidiaries, (iv) any material failure to perform duties as reasonably directed by the Board (provided that you shall be given notice of such failure and an opportunity to cure such failure within five days following receipt of notice), (v) any breach of fiduciary duty, gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or (vi) any breach of (1) this Agreement, (2) any confidentiality, noncompetition or nonsolicitation covenants made by you to the Company or any of its Subsidiaries, (3) any employment or services agreement (including for service as a director, advisor or consultant under Rule 701 of the Securities Act) between you and the Company or any of its Subsidiaries or (4) the Stockholders Agreement.
"Change in Control" means (a) any change in the ownership of the capital stock of the Company if, immediately after giving effect thereto, any Person (or group of Persons acting in concert) other than the Investors and their Affiliates will have the direct or indirect power to elect a majority of the members of the Board or (b) any change in the ownership of the capital stock of the Company if, immediately after giving effect thereto, the Investors and their Affiliates will own less than 25%, in the aggregate, of the Class A Common Stock; provided that in the event the Investors own less than 25%, in the aggregate, of the Class A Common Stock as a result of a redemption, recapitalization, reorganization or similar transaction, then, for purposes of the preceding clause (b), the determination as to whether a Change in Control has occurred shall be determined based upon the ownership of Class B Common Stock by the Investors rather than the ownership of Class A Common Stock by the Investors.
"Class A Common Stock" means the Company's Class A Common Stock, par value $0.001 per share.

"Class B Common Stock" means the Company's Class B Common Stock, par value $0.001 per share.
"Fair Market Value" of each Option Share means the average of the closing prices of the sales of such stock on all securities exchanges on which such stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such stock is not quoted in the NASDAQ System, of the average of the highest bid and lowest asked prices on such day in the domestic over‑the‑counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time such stock is not listed on any securities exchange or quoted in the NASDAQ System or the over‑the‑counter market, the Fair Market Value will be the fair value of such stock determined in good faith by the Board.
"Good Reason" shall have the meaning assigned to such term in any written employment or services agreement between the Company or any of its Subsidiaries and you or, in the absence of any such written employment or services agreement, shall mean (i) a material reduction in your base salary or (ii) a change of your place of work to a location that is more than 60 miles from your present place of work.  In order for your resignation with Good Reason to be effective hereunder, (A) you must provide written notice within 30 days of the event you believe constitutes Good Reason, (B) the Company must fail to cure such event within 30 days following the receipt of such written notice and (C) you must terminate employment or engagement (as applicable) within 5 days following the expiration of the Company's cure period described above.
"Investors" means the TB Investor and the Silver Lake Investor.
"Option Shares" shall mean (i) all shares of Common Stock issued or issuable upon the exercise of the Option and (ii) all shares of Common Stock issued with respect to the Common Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with any conversion, merger, consolidation, recapitalization, reorganization or other event or adjustment affecting the Common Stock as provided in Section 6 of the Plan. Option Shares shall continue to be Option Shares in the hands of any holder other than you (except for the Company or purchasers pursuant to a public offering under the Securities Act of 1933, as amended), and each such transferee thereof shall succeed to the rights and obligations of a holder of Option Shares hereunder.
"Person" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.
"Restrictive Covenants" means the restrictive covenants set forth in the Proprietary Information Agreement between you and one of the Company’s Subsidiaries and all other restrictive covenants in favor of the Company or any of its Subsidiaries by which you are bound from time to time.

"Silver Lake Investor" means any shareholder of the Company, from time to time, which is an Affiliate of Silver Lake Group, L.L.C.
"Stockholders Agreement" means the Stockholders Agreement, dated as of February 5, 2016, by and among the Investors, the Company and the other stockholders of the Company parties thereto, as the same may be amended from time to time.
"Subsidiary" means any corporation, partnership, limited liability company or similar entity of which the Company owns securities having a majority of the ordinary voting power in electing the board of directors or other governing body directly or through one or more subsidiaries.
"TB Investor" means any shareholder of the Company, from time to time, which is an Affiliate of Thoma Bravo, LLC.
10.    Data Privacy. You understand that the Company and the Employer may collect, where permissible under applicable law, certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Options or any other entitlement to stock awarded, canceled, exercised, vested, unvested or outstanding in your favor ("Data"), for the exclusive purpose of implementing, administering and managing the Plan. You understand that Company may transfer your Data to the United States, which is not considered by the European Commission to have data protection laws equivalent to the laws in your country. The Company therefore maintains an applicable certification to protect any data consistent with data protection laws of the EU. You understand that the Company will transfer your Data to a stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. You understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws that the European Commission or your jurisdiction does not consider to be equivalent to the protections in your country. You understand that if you reside outside the United States, you may request a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative. You authorize the Company and any other possible recipients which may assist the Company with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing your participation in the Plan. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that if you reside outside the United States, you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative. Further, you understand that you are providing the consents herein on a purely voluntary basis. If you do not consent, or if you later seek to revoke your consent, your engagement as an employee, consultant or advisor and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing your consent is that the Company would not be able to grant you Options or other equity awards or administer or maintain such awards. Therefore, you understand that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative. You understand that you have the right to access, and to request a copy of, the Data held about you. You also understand that you have the right to discontinue the collection, processing, or use of your Data, or supplement, correct, or request deletion of any of your Data. To exercise your rights, you may contact your local human resources representative. You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement and any other Option grant materials by and among, as applicable, the Employer, the Company and any Parent or Subsidiary for the exclusive purpose of implementing, administering and managing your participation in the Plan. You understand that your consent will be sought and obtained for any processing or transfer of your Data for any purpose other than as described in the Agreement and any other Plan materials.
11.    Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given upon the earlier of (i) actual receipt, (ii) three days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, (iii) one business day following the day of facsimile transmission with machine‑generated acknowledgment of receipt after such facsimile transmission and (iv) one business day following the business day of deposit with a reputable overnight courier (charges prepaid) for next business day delivery. Such notices, demands and other communications shall be sent to the Company or the Investors at the addresses set forth below and to you or any other recipient or any subsequent holder of the Option Shares at such address or facsimile number as indicated by the Company's records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.
If to the Company:
c/o Thoma Bravo, LLC
600 Montgomery Street, 20th Floor
San Francisco, California 94111

Attention:	Seth Boro
Robert Sayle
Telephone No.: (415) 263‑3660
Telecopy No.: (415) 392‑6480

and

c/o Silver Lake Partners
9 West 57th Street
32nd Floor
New York, NY 10019

Attention:	Andrew J. Schader

Telephone No.:	(212) 981-3564
Telecopy No.:     (212) 981-3566

and

c/o SolarWinds, Inc.
7171 Southwest Parkway, Building 400
Austin, Texas 78735

Attention:	Stock Administration
Telephone No.: (512) 682-9300
Email: stockadmin@solarwinds.com

with a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
300 North LaSalle Street
Chicago, Illinois 60654

Attention:	Gerald T. Nowak, P.C.
Corey Fox
Telephone No.: (312) 862‑2000
Telecopy No.: (312) 862‑2200
and

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600
Attention:  Alfred O. Rose
Telephone No.: (617) 951-7372
Telecopy No.: (617) 235-0096
If to the TB Investor:
c/o Thoma Bravo, LLC
600 Montgomery Street, 20th Floor
San Francisco, California 94111

Attention:	Seth Boro
Robert Sayle
Telephone No.: (415) 263‑3660
Telecopy No.: (415) 392‑6480

with a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
300 North LaSalle Street
Chicago, Illinois 60654
Attention: Gerald T. Nowak, P.C.
Corey Fox
Telephone No.: (312) 862‑2000

Telecopy No.: (312) 862‑2200
If to the Silver Lake Investor:
Silver Lake Partners
9 West 57th Street
32nd Floor
New York, NY 10019

Attention:	Andrew J. Schader
Telephone No.: (212) 981-3564
Telecopy No.: (212) 981-3566

with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600
Attention: Alfred O. Rose
Telephone No.: (617) 951-7372
Telecopy No.: (617) 235-0096
12.    Plan Controls. Your Option is granted pursuant to the Plan and subject to its terms. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.
13.    General Provisions.
(a)  Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
(b)  Confidentiality. You may not disclose the terms of this Agreement (except to your legal and financial advisors) without the prior written consent of the Company and the Investors.
(c)  Complete Agreement. This Agreement, those documents expressly referred to herein, including the Plan, and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.
(d)  No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations or assessments regarding your participation in the Plan, or your acquisition or sale of the underlying Option Shares. You are hereby advised to consult with your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan.
(e)  Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same Agreement.
(f)  Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by you, the Company, the Investors and their respective successors and assigns (including subsequent holders of Option Shares); provided that your rights and obligations under this Agreement shall not be assignable except in connection with a permitted transfer of the Option Shares; provided further that if the Company proposes to assign the right to repurchase the Option shares under Section 5 hereof to any of the Investors, such right shall be assigned to all of the Investors pro-rata, based on each such Investor's ownership of Class B Common Stock immediately prior to such assignment.
(g)  Choice of Law. The corporate law of the State of Delaware will govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits hereto will be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Delaware.
(h)  Consent to Jurisdiction. EACH OF THE PARTIES IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN WILMINGTON, DELAWARE, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY'S RESPECTIVE ADDRESS SET FORTH ABOVE SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS PARAGRAPH. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY IN THE FEDERAL AND STATE COURTS LOCATED IN WILMINGTON, DELAWARE, AND HEREBY AND THEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE PARTIES ALSO AGREE THAT ANY LAWSUIT SEEKING TO ENFORCE A JUDGMENT OR INJUNCTION ORDER ENTERED BY THE FEDERAL OR STATE COURTS LOCATED IN WILMINGTON, DELAWARE, CAN BE FILED AND BROUGHT IN ANY COURT OF COMPETENT JURISDICTION.

(i)  Waiver of Jury Trial. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.
(j)  Remedies. Each of the parties to this Agreement (including the Investors as third party beneficiaries of this Agreement) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (excluding attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.
(k)  Amendment and Waiver. The provisions of this Agreement may be amended or waived only with the prior written consent of you, the Company and the Investors.
(l)  Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company's chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.
(m)  Termination. This Agreement shall survive the termination of your employment or engagement (as applicable) with the Company and its Subsidiaries and shall remain in full force and effect after such termination.
(n)  No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.
(o)  Third Party Beneficiaries. Certain provisions of this Agreement are entered into for the benefit of and shall be enforceable by the Investors as provided herein.
(p)  Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to your current or future participation in the Plan by electronic means or to request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.
(q)  Exchange Control. You acknowledge and agree that you may be responsible for reporting inbound or outbound transactions or fund transfers that exceed a certain amount. You are advised to seek appropriate professional advice as to how the exchange control regulations apply to your Options and your specific situation and understand that the relevant laws and regulations can change frequently and occasionally on a retroactive basis.
(r)  Language. If you have received this Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control, subject to applicable laws.
(s)  Country-Specific Terms and Conditions. Notwithstanding any provisions in this Agreement, the Option grant shall be subject to any special terms and conditions set forth in Schedule D to this Agreement for your country (the "Appendix"). Moreover, if you relocate to one of the countries included in the Appendix, the special terms and conditions for such country will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.
* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Nonqualified Stock Option Agreement on the date first written above.

SOLARWINDS CORPORATION

By:
Name:
Its:

Signature of Participant

Name of Participant:

EXHIBIT A
FORM OF EXERCISE AGREEMENT

SOLARWINDS CORPORATION
EXERCISE AGREEMENT
This Exercise Agreement (this "Agreement") is made as of ________________, by and between SolarWinds Corporation, a Delaware corporation (the "Company"), and ____________________________ ("Purchaser"). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company's SolarWinds Corporation Equity Plan (the "Plan") and the Option Agreement (as defined below).
1.Exercise of Option. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase __________vested Option Shares (the "Shares") under and pursuant to the Plan and the Nonqualified Stock Option Agreement dated_____________________ (the "Option Agreement"). The purchase price for the Shares shall be $__________ per Share for a total purchase price of $__________. The term "Shares" refers to the purchased Shares and all securities received in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.
2.Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement and a joinder to the Stockholders Agreement, the payment of the Option Price by any method listed in Section 1(b) of the Option Agreement, and the satisfaction of any applicable tax, withholding, required deductions or other payments, all in accordance with the provisions of the Option Agreement and the Plan. The Company shall issue the Shares to Purchaser by entering such Shares in Purchaser's name as of such date in the books and records of the Company or, if applicable, a duly authorized transfer agent of the Company, against payment of the exercise price therefor by Purchaser.
3.Stockholders Agreement. Purchaser shall be subject to all of the terms and conditions of the Stockholders Agreement, including, but not limited to, restrictions on the transfer of the Shares and providing an irrevocable proxy to vote the Shares. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, the Stockholders Agreement and the Option Agreement. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement, the Stockholders Agreement and the Option Agreement are satisfied.
4.Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:
(a)  The Shares to be acquired by Purchaser pursuant to this Agreement will be acquired for Purchaser's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable securities laws, and the Shares will not be disposed of in contravention of the Securities Act or any applicable securities laws.

1

(b)  Purchaser is employed or engaged (as applicable) by the Company or one of its Subsidiaries, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Shares.
(c)  Purchaser is able to bear the economic risk of his or her investment in the Shares for an indefinite period of time and acknowledges and agrees that he or she will be required to do so because the Shares has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.
(d)  Purchaser has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Shares and has had full access to such other information concerning the Company as he or she has requested.
(e)  This Agreement and each of the other agreements contemplated hereby constitute the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement and such other agreements by Purchaser does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Purchaser is a party or any judgment, order or decree to which Purchaser is subject.
(f)  Purchaser is a resident of the State and/or Country set forth on the signature page hereto.
(g)  Purchaser is able to read and understand English.
(h)  Purchaser has had the opportunity, and has been advised by the Company, to consult his or her own tax counsel as to the U.S., federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement and each of the other agreements contemplated hereby and acknowledges that the Company has not made any representations regarding such tax consequences or benefits upon which Purchaser has relied.
(i)  Purchaser is not relying upon any information, representation or warranty by the Company, its Subsidiaries, the Investors or any of their Affiliates or any agent of any of the foregoing in deciding to invest in the Shares, and expressly acknowledges that none of the foregoing parties has made any representations or warranties to it in connection therewith. Purchaser is an informed and sophisticated participant in the transactions contemplated herein and has, independently and without reliance upon the Company, its Subsidiaries, the Investors or any of their Affiliates or any agent of any of the foregoing, and based on such documents and information as Purchaser has deemed appropriate, made its own appraisal of, and investigation into, the business, operations, property, financial and other condition, creditworthiness and consequences of an investment in the Shares and made its own investment decision with respect to the investment represented by the Shares. With respect to any projection, forecast, return on investment or other future cash flow illustrations with respect to the Shares delivered by or on behalf of the Company, its Subsidiaries, the Investors or any of their Affiliates to Purchaser, Purchaser acknowledges that any projection, forecast, return on investment or other future cash flow illustration has been prepared for illustrative purposes only and actual results may vary from the anticipated results and such

2

variations may be material, and Purchaser has made its investment decision solely as a result of his or her, and his or her advisors, own diligence and analysis of such investment and not in reliance on such delivered materials. Purchaser acknowledges and agrees that none of the Company, its Subsidiaries, the Investors or any of their Affiliates or any of their respective directors, officers, employees, agents or advisors shall have any duty or responsibility to provide Purchaser with any information which may come into their possession regarding the business, operations, property, financial and other condition and creditworthiness of the Company or any of its Subsidiaries.
5.No Employment Rights. As an inducement to the Company to issue the Shares to Purchaser, and as a condition thereto, Purchaser acknowledges and agrees that neither the issuance of the Shares to Purchaser nor any provision contained herein shall entitle Purchaser to remain in the employment or engagement (as applicable) of the Company and its Subsidiaries or affect the right of the Company or its Subsidiaries to terminate Purchaser's employment or engagement (as applicable) at any time for any reason subject to applicable laws.
6.Miscellaneous. Section 13 of the Option Agreement is hereby incorporated by reference as additional terms and conditions of this Agreement as if originally set forth herein.
* * * * *

3

IN WITNESS WHEREOF, the parties hereto have executed this Exercise Agreement on the date first written above.

SOLARWINDS CORPORATION

By:
Name:
Title:

Signature of Purchaser

Name of Purchaser:

Country of Residence:

4

EXHIBIT B

STOCKHOLDERS AGREEMENT
Joinder
The undersigned hereby agrees to join, become a party to and be bound, as a "Stockholder" and a "Manager", by the Stockholders' Agreement of SolarWinds Corporation (the "Company"), entered into as of February 5, 2016, by and among: (i) SolarWinds Corporation; (ii) Silver Lake Partners IV, L.P., a Delaware limited partnership, and Silver Lake Technology Investors IV, L.P., a Delaware limited partnership, (iii) Thoma Bravo Fund XI, L.P., a Delaware limited partnership, Thoma Bravo Fund XI-A, L.P., a Delaware limited partnership, Thoma Bravo Executive Fund XI, L.P., a Delaware limited partnership, Thoma Bravo Special Opportunities Fund II, L.P., a Delaware limited partnership and Thoma Bravo Special Opportunities Fund II-A, L.P., a Delaware limited partnership, and (iv) certain other holders of the Company's outstanding securities, as the same may be in effect from time to time.

Signature of Stockholder

Name of Stockholder

Dated:	, 2018

Address for notices:

EXHIBIT C

SPOUSAL CONSENT
The undersigned spouse hereby acknowledges that I have read the Nonqualified Stock Option Agreement to which my spouse is a party, and that I understand its contents. I am aware that such agreement provides for the repurchase of my spouse's shares of Class B Common Stock (the "Shares"), of SolarWinds Corporation, a Delaware corporation (the "Company") under certain circumstances and imposes other restrictions on such Shares. I agree that my spouse's interest in the Shares is subject to the agreement referred to above and the other agreements referred to therein and any interest I may have, or may acquire in the future, in such Shares shall be irrevocably bound by such agreement and the other agreements referred to therein and further that my community property interest (if any) shall be similarly bound by such agreement.
The undersigned spouse irrevocably constitutes and appoints the undersigned securityholder, who is the spouse of the undersigned spouse (the "Securityholder"), as the undersigned's true and lawful attorney and proxy in the undersigned's name, place and stead to sign, make, execute, acknowledge, deliver, file and record all documents which may be required, and to manage, vote, act and make all decisions with respect to (whether necessary, incidental, convenient or otherwise), any and all Shares of the Company in which the undersigned now has or hereafter acquires any interest and in (including but not limited to the right, without further signature, consent or knowledge of the undersigned spouse, to exercise amendments and modifications of and to terminate the aforementioned agreement and to dispose of any and all such Shares), with all powers the undersigned spouse would possess if personally present, it being expressly understood and intended by the undersigned that the foregoing power of attorney and proxy is coupled with an interest; and this power of attorney is a durable power of attorney and will not be affected by disability, incapacity or death of the Securityholder, or dissolution of marriage and this proxy will not terminate without consent of the Securityholder and the Company:

Securityholder:	Spouse of Securityholder:

Signature	Signature

Printed Name	Printed Name

EXHIBIT D

APPENDIX
ADDITIONAL TERMS AND CONDITIONS OF
NONQUALIFIED STOCK OPTION AGREEMENT
FOR NON-US OPTIONS
This Schedule includes additional terms and conditions that govern the Option granted to you under the Plan if you reside in one of the countries listed below. Capitalized terms used but not defined in this Schedule have the meanings set forth in the Plan and/or this Agreement.
You understand and agree that the Company strongly recommends that you do not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because applicable rules and regulations regularly change, sometimes on a retroactive basis, and the information may be out of date at the time your Option vests or is exercised or the shares of Common Stock are issued under the Plan.
You further understand and agree that if you are a citizen or resident of a country other than the one in which you are currently working, transfer your employment after grant, or are considered a resident of another country for local law purposes, the information contained herein may not apply to you, and the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply.
AUSTRALIA
Notifications
Securities Law Information
The offering and resale of shares of Common Stock acquired under the Plan to a person or entity resident in Australia may be subject to disclosure requirements under Australian law. You should obtain legal advice regarding any applicable disclosure requirements prior to making any such offer.
Exchange Control Information
Australian residents must report inbound and/or outbound cash transactions exceeding A$10,000 and inbound and/or outbound international fund transfers of any value if the transfers do not involve an Australian bank.
CANADA
Authorization to Release Necessary Personal Information
You hereby authorize the Company (including any Parent, Subsidiary or Affiliate) and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. You further authorize the Company and any Parent, Subsidiary or Affiliate and the Company’s designated Plan broker(s) to disclose and discuss the Plan with their advisors. You further authorize the Employer to record such information and to keep such information in your employee file.

English Language Provision
You hereby provide your consent to receive Plan information in English through your enrollment in the Plan. Specifically, you acknowledge as follows:
The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.
Disposition relative à l’utilisation de la langue anglaise
Par la présente, je consens à recevoir les informations relatives au Plan d’Achat d’Actions en anglais par le biais de mon inscription au Plan d’Achat d’Actions. Particulièrement, je reconnais comme suit :
Les parties reconnaissent avoir exigé la rédaction en anglais du Contrat, ainsi que de tous documents exécutés, avis donnés et procédures judiciaires intentées, directement ou indirectement, relativement à la présente convention.
Notifications
Securities Law Information
There may be securities law implications for you if you sell shares of Common Stock acquired through the Plan through a broker other than a broker appointed under the Plan or the sale does not take place through the facilities of a stock exchange outside of Canada on which the shares of Common Stock are listed.
Foreign Asset/Account Reporting Information
Foreign property (including Options granted under the Plan and shares of Common Stock) held by Canadian residents must be reported annually on Form T1135 (Foreign Income Verification Statement) if the total value of such foreign property exceeds C$100,000 at any time during the year. The form must be filed by April 30th of the following year.
CZECH REPUBLIC
Notifications
Securities Disclosure
The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in the Czech Republic.

INDIA
Notifications
Exchange Control Information
Indian residents are required to repatriate any cash dividends paid on shares of Common Stock acquired under the Plan and any proceeds from the sale of such shares of Common Stock to India within 90 days of receipt. Upon repatriation, the individual will receive a foreign inward remittance certificate (“FIRC”) from the bank where he or she deposits the foreign currency and he or she should maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or the Employer requests proof of repatriation. It is your responsibility to comply with applicable exchange control laws in India.
Tax Reporting Obligation
Indian residents are required to declare the following items in their annual tax return: (i) any foreign assets held by them (including shares of Common Stock acquired under the Plan), and (ii) any foreign bank accounts for which they have signing authority. It is your responsibility to comply with applicable foreign asset tax laws in India and you should consult with your personal tax advisor to ensure that you are properly reporting your foreign assets and bank accounts.
IRELAND
Notifications
Director Notification Obligation
Directors, shadow directors or secretaries of an Irish Parent, Subsidiary or Affiliate must notify such Irish Parent, Subsidiary or Affiliate in writing within five business days of receiving or disposing of an interest in the Company (e.g., Options granted under the Plan, shares of Common Stock, etc.), or within five business days of becoming aware of the event giving rise to the notification requirement or within five business days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of the spouse or children under the age of 18 of the director, shadow director or secretary (whose interests will be attributed to the director, shadow director or secretary).
Securities Disclosure
The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Ireland.
NETHERLANDS
Notifications
You should be aware of the Dutch insider trading rules, which may affect the sale of Shares acquired under the Plan. In particular, you may be prohibited from effecting certain share transactions if you have insider information regarding the Company. Below is a discussion of the applicable restrictions. You are advised to read the discussion carefully to determine whether the insider rules could apply to you. If it is uncertain whether the insider rules apply, the Company recommends that you consult with a legal advisor. The Company cannot be held liable if you violate the Dutch insider trading rules. You are responsible for ensuring your compliance with these rules.
Prohibition Against Insider Trading
Dutch securities laws prohibit insider trading. The regulations are based upon the European Market Abuse Directive and are stated in section 5:56 of the Dutch Financial Supervision Act (Wet op het financieel toezicht or Wft) and in section 2 of the Market Abuse Decree (Besluit marktmisbruik Wft). For further information you are referred to the website of the Authority for the Financial Markets (AFM); https://www.afm.nl/en/professionals/onderwerpen/marktmisbruik.
Given the broad scope of the definition of inside information, certain employees of the Company working at its Dutch Affiliate may have inside information and thus are prohibited from making a transaction in securities in the Netherlands at a time when they have such inside information. By entering into this Agreement and participating in the Plan, you acknowledge having read and understood the notification above and acknowledge that it is your responsibility to comply with the Dutch insider trading rules, as discussed herein.
Securities Disclosure
The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in the Netherlands.
PHILIPPINES
THE SECURITIES BEING OFFERED OR SOLD HEREIN HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES REGULATION CODE. ANY FUTURE OFFER OR SALE OF THE SECURITIES IS SUBJECT TO THE REGISTRATION REQUIREMENTS UNDER THE CODE UNLESS SUCH OFFER OR SALE QUALIFIES AS AN EXEMPT TRANSACTION.
Foreign Exchange Notice
You understand and acknowledge that you need to receive a prior approval of Philippine central bank to purchase the foreign exchange from a Philippine bank or its affiliates, if your investment exceeds a designated threshold. You are encouraged to consult with an appropriate legal advisor regarding these requirements.
POLAND
Foreign Exchange Notice
You understand and acknowledge that you must notify the National Bank of Poland of the value of all foreign share ownership, including but not limited to Option Shares acquired under the Plan, if such ownership exceeds a designated threshold. You are strongly encouraged to consult with an appropriate legal advisor regarding these requirements.
Securities Disclosure
The grant of the Options is exempt from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Poland.
PORTUGAL
Securities Disclosure
The grant of the Options is exempt from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Portugal.
Language
In accepting the grant of the Option and this Agreement which provides for the terms and conditions of the Option, you confirm that you have read and understood the documents relating to the Option (the Plan and this Agreement), which were provided in the English language. You accept the terms of these documents accordingly.
SINGAPORE
Notifications
Securities Law Information
The grant of Options under the Plan is being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Singapore Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”). The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. Further, the Options granted under the Plan are subject to section 257 of the SFA and you are not permitted to sell, or offer to sell, any shares of Common Stock in Singapore unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA.
Director Notification Obligation
Directors, associate directors or shadow directors of a Singapore Parent, Subsidiary or Affiliate are subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify such entity in writing within two business days of any of the following events: (i) the acquisition or disposal of an interest (e.g., Options granted under the Plan or shares of Common Stock) in the Company or any Parent, Subsidiary or Affiliate, (ii) any change in previously-disclosed interests (e.g., upon exercise of Options granted under the Plan), or (iii) becoming a director, associate director or shadow director of a Parent, Subsidiary or Affiliate in Singapore, if the individual holds such an interest at that time.

Insider Trading Notification
You should be aware of the Singapore insider-trading rules as these rules may impact your ability to acquire or dispose of shares of Common Stock or rights to acquire shares (e.g., Options granted under the Plan). Under the Singapore insider-trading rules, you are prohibited from selling shares of Common Stock when you are in possession of information concerning the Company which is not generally available and which you know or should know will have a material effect on the price of such shares once such information is generally available.
SWEDEN
Securities Disclosure
Your participation in the Plan and the grant of the Option are exempt from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Sweden.
Exchange Control
You understand and agree that foreign and local banks or financial institutions (including brokers) engaged in cross-border transactions generally may be required to report any payments to or from a foreign country exceeding a certain amount to The National Tax Board, which receives the information on behalf of the Swedish Central Bank (Sw.Riksbanken). This requirement may apply even if you have a brokerage account with a foreign broker.
UNITED KINGDOM
Securities Disclosure
Neither this Agreement nor Appendix is an approved prospectus for the purposes of section 85(1) of the Financial Services and Markets Act 2000 (“FSMA”) and no offer of transferable securities to the public (for the purposes of section 102B of FSMA) is being made in connection with the Plan.

CO-INVEST PURCHASE AGREEMENT
(INTERNATIONAL FORM)
THIS CO-INVEST PURCHASE AGREEMENT (this "Agreement") is made as of ______________________, 2018, by and between SolarWinds Corporation, a Delaware corporation (the "Company"), and the individual set forth on the signature page hereto ("Participant").
Pursuant to the SolarWinds Corporation Equity Plan (the "Plan"), the Company and Participant desire to enter into an agreement pursuant to which Participant will purchase, and the Company will sell, _________________ shares of Class A Common Stock and ____________________shares of Class B Common Stock. All shares of Class A Common Stock and Class B Common Stock hereby acquired by Participant are referred to herein as "Participant Stock." Certain definitions are set forth in Section 6 of this Agreement.
The parties hereto agree as follows:
1.Purchase and Sale of Participant Stock.
(a)  Upon execution of this Agreement, Participant will purchase, and the Company will sell, ________________ shares of Class A Common Stock, at a price of $_______________ per share, and ________________ shares of Class B Common Stock, at a price of $_________________ per share, and Participant will deliver to the Company or its designee a check or wire transfer of funds in the aggregate amount of $______________, except to the extent that the Company, in its sole discretion, allows Participant to pay for such Participant Stock by offsetting amounts from other bona fide obligations owed to Participant by the Company or any of its Subsidiaries. The issuance of the Participant Stock to Participant hereunder is intended to be exempt from registration under the Securities Act pursuant to Regulation D or Rule 701 thereunder or Section 4(2).
(b)  In connection with the purchase and sale of the Participant Stock hereunder, Participant represents and warrants to the Company that:
(i)       The Participant Stock to be acquired by Participant pursuant to this Agreement will be acquired for Participant's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable securities laws, and the Participant Stock will not be disposed of in contravention of the Securities Act or any applicable securities laws.
(ii)      Participant is employed or engaged (as applicable) by the Company or one of its Subsidiaries, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Participant Stock.
(iii)      Participant is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission.
_____ Yes        ______ No

(iv)     Participant is able to bear the economic risk of his or her investment in the Participant Stock for an indefinite period of time and acknowledges and agrees that he or she will be required to do so because the Participant Stock has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.
(v)      Participant has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Participant Stock and has had full access to such other information concerning the Company as he or she has requested.
(vi)     This Agreement and each of the other agreements contemplated hereby constitute the legal, valid and binding obligation of Participant, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement and such other agreements by Participant does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Participant is a party or any judgment, order or decree to which Participant is subject.
(vii)      Participant is a resident of the State and/or Country set forth on the signature page hereto.
(viii)     Participant is able to read and understand English.
(ix)      Participant has had the opportunity, and has been advised by the Company, to consult his or her own tax counsel as to the U.S. federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement and each of the other agreements contemplated hereby and acknowledges that the Company has not made any representations regarding such tax consequences or benefits upon which Participant has relied.
(x)       Participant is not relying upon any information, representation or warranty by the Company, its Subsidiaries, the Investors or any of their Affiliates or any agent of any of the foregoing in deciding to invest in the Participant Stock, and expressly acknowledges that none of the foregoing parties has made any representations or warranties to it in connection therewith. Participant is an informed and sophisticated participant in the transactions contemplated herein and has, independently and without reliance upon the Company, its Subsidiaries, the Investors or any of their Affiliates or any agent of any of the foregoing, and based on such documents and information as Participant has deemed appropriate, made its own appraisal of, and investigation into, the business, operations, property, financial and other condition, creditworthiness and consequences of an investment in the Participant Stock and made its own investment decision with respect to the investment represented by the Participant Stock. With respect to any projection, forecast, return on investment or other future cash flow illustrations with respect to the Participant Stock delivered by or on behalf of the Company, its Subsidiaries, the Investors or any of their Affiliates to Participant, Participant acknowledges that any projection, forecast, return on investment or other future cash flow illustration has been prepared for illustrative purposes only and actual results may vary from the anticipated results and such variations may be

2

material, and Participant has made its investment decision solely as a result of his or her, and his or her advisors, own diligence and analysis of such investment and not in reliance on such delivered materials. Participant acknowledges and agrees that none of the Company, its Subsidiaries, the Investors or any of their Affiliates or any of their respective directors, officers, employees, agents or advisors shall have any duty or responsibility to provide Participant with any information which may come into their possession regarding the business, operations, property, financial and other condition and creditworthiness of the Company or any of its Subsidiaries.
(c)  As an inducement to the Company to issue the Participant Stock to Participant, and as a condition thereto, Participant acknowledges and agrees that neither the issuance of the Participant Stock to Participant nor any provision contained herein shall entitle Participant to remain in the employment or engagement (as applicable) of the Company and its Subsidiaries or affect the right of the Company or its Subsidiaries to terminate Participant's employment or engagement (as applicable) at any time for any reason.
2.    Repurchase Option.
(a)  In the event Participant ceases to be employed or engaged (as applicable) by the Company or any of its Subsidiaries for any reason or upon a Change in Control (each, a "Termination"), or in the event any laws, rules, or regulations (in effect on the date hereof or hereafter amended or enacted) of any governmental or regulatory authority materially restrict the rights or obligations of the Company or Participant hereunder or materially increase the obligations of the Company in respect of the transactions contemplated hereby, in each case as determined by the Company's Board of Directors ("Board") in its reasonable discretion (each such instance, a "Regulatory Burden"), all of the Participant Stock (whether any such shares are held by Participant or one or more of Participant's Permitted Transferees (as defined in the Stockholders Agreement) other than the Company) shall be subject to repurchase, in each case by the Company and the Investors pursuant to the terms and conditions set forth in this Section 2 (the "Repurchase Option"). The Company's repurchase rights set forth herein are in addition to the Company's redemption rights with respect to shares of Class A Common Stock set forth in Article IV, Part B, Section 5 of the Company's Amended and Restated Certificate of Incorporation.
(b)  In the event of a Termination or Regulatory Burden, (i) the purchase price for each share of Participant Stock will be the Fair Market Value for such share as of the date of the Repurchase Notice or Supplemental Repurchase Notice (as defined below); provided, however, that if Participant's employment or engagement (as applicable) is terminated for Cause (or if Cause exists at the time of such termination) or Participant violates any Restrictive Covenants, the purchase price for each share of Participant Stock will be the lesser of (A) Participant's Original Cost for such share and (B) the Fair Market Value of such share as of the date of the Repurchase Notice or Supplemental Repurchase Notice (as defined below). In the event that the Company or the Investors, as applicable, have previously repurchased Participant Stock held by Participant or any of his or her permitted transferees and it is subsequently determined in good faith by the Board following such repurchase that (x) the employment or engagement (as applicable) of Participant could have been terminated for Cause or (y) Participant violates his or her Restrictive Covenants, in either case, Participant will be obligated to deliver to the Company or Investors, as applicable, within thirty

3

(30) days following notice from the Company or Investors, as applicable, that such amount is due, an amount equal to the excess, if any, of the price paid by the Company or Investors, as applicable, for the Participant's (and his permitted transferees') Participant Stock over the Original Cost for such repurchased Participant Stock.
(c)  The Board may elect to cause the Company to purchase all or any portion of any of the Participant Stock by delivering written notice (the "Repurchase Notice") to Participant and, if applicable, his or her Permitted Transferees within 90 days after the later to occur of (i) the Termination or date of the Board's determination of such Regulatory Burden or (ii) the date that is six (6) months plus one (1) day following the latest date a share of Participant Stock is issued; provided that, in the event of a Termination due to a Change in Control, the Board may deliver the Repurchase Notice up to five (5) days prior to the Change in Control for any shares of Participant Stock to be purchased in connection with such Change in Control. The Repurchase Notice will set forth the number of shares of Participant Stock of each class to be acquired from each holder, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction. If some shares are held by Participant's Permitted Transferees and the Board elects to repurchase only a portion of the Participant Stock, Participant shall be permitted to designate which of the shares to be repurchased shall be repurchased from Participant and which shall be repurchased from Participant's Permitted Transferees. If Participant does not make such a designation, the number of shares to be repurchased by the Company shall first be satisfied to the extent possible from the shares of Participant Stock held by Participant at the time of delivery of the Repurchase Notice. If the number of shares of Participant Stock then held by Participant is less than the total number of shares of Participant Stock which the Company has elected to purchase, the Company shall purchase the remaining shares elected to be purchased from Participant's Permitted Transferees, pro rata according to the number of shares of Participant Stock held by such Permitted Transferee(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share). Additionally, the Board may cause the Company to assign its rights under this Section 2 to one or more of its Affiliates.
(d)  If for any reason the Company does not elect to purchase all of the Participant Stock pursuant to the Repurchase Option, the Investors shall be entitled to exercise the Repurchase Option for the shares of Participant Stock the Company has not elected to purchase (the "Available Shares"). As soon as practicable after the Company has determined that there will be Available Shares, but in any event within 90 days after the Termination or date of the Board's determination of such Regulatory Burden, or, in the event of a Termination due to a Change in Control, at least three (3) days prior to the Change in Control, the Company shall give written notice (the "Option Notice") to the Investors setting forth the number of Available Shares and the purchase price for the Available Shares. The Investors may elect to purchase any or all of the Available Shares by giving written notice to the Company within 30 days after the Option Notice has been given by the Company or, in the event of a Termination due to a Change in Control, prior to such Change in Control. If the Investors elect to purchase an aggregate number of Available Shares greater than the number of Available Shares, the Available Shares shall be allocated pro rata among the Investors based upon the amount of Class B Common Stock owned by the Investors as of the date of the Option Notice. As soon as practicable, and in any event within ten (10) days, after the expiration of the applicable period set forth above, the Company shall notify each holder of Participant Stock as to the number of shares being purchased from such holder by the Investors (the "Supplemental

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Repurchase Notice"). At the time the Company delivers the Supplemental Repurchase Notice to the holder(s) of Participant Stock, the Company shall also deliver written notice to each Investor setting forth the number of shares such Investor is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction.
(e)  The closing of the purchase of the Participant Stock pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice or, if later, the Supplemental Repurchase Notice, which date shall not be more than 30 days nor less than five (5) days after the delivery of the later of either such notice to be delivered; provided that, in the event the Repurchase Option is being exercised in connection with a Termination due to a Change in Control, such closing shall take place on any date designated by the Company in a written notice delivered to the Participant at least one (1) day prior to such closing, including up to the time that is immediately prior to the Change in Control. The Company will pay for the Participant Stock to be purchased by it pursuant to the Repurchase Option by first offsetting amounts outstanding under any bona fide debts, including for money borrowed from the Company or for travel and expense advances, owed by Participant to the Company or its Subsidiaries (or one or more of Participant's Permitted Transferees, other than the Company or the Investors); upon full repayment of such bona fide debts, the Company will make payment by a check or wire transfer of funds in the aggregate amount of the remaining purchase price for such Participant Stock. The Investors will pay for the Participant Stock to be purchased by it pursuant to the Repurchase Option by delivery of a check or wire transfer of funds in the aggregate amount of the purchase price for such shares. In connection with such purchase, Participant acknowledges and agrees that the Company and/or the Investors, as applicable, shall be entitled to receive from Participant and his or her Permitted Transferees (if any) customary representations and warranties regarding such sale and the Participant Stock subject thereto as well as a customary release of claims related to the ownership of Participant Stock from Participant and any other seller, in each case in form and substance satisfactory to the Company and/or the Investors, as applicable.
(f)  If, pursuant to the terms and conditions of this Agreement, the Company (and/or the Investors and/or any other Person acquiring securities) shall make available, at the time and place and in the amount (it being understood that, in certain circumstances, the amount may be $0) and form provided in this Agreement, the consideration for the Participant Stock to be repurchased, in each case, in accordance with the provisions of this Agreement, then, from and after such time, the Person from whom such Participant Stock is to be repurchased shall no longer hold any title or interest in such Participant Stock and shall not have any rights as a holder of such shares (other than the right to receive payment of the applicable consideration in accordance with this Agreement) and such Participant Stock shall be deemed purchased in accordance with the applicable provisions hereof and the Company (and/or the Investors and/or any other Person acquiring securities) shall be deemed the owner and holder of such Participant Stock, whether or not the certificates therefor, if any, or any other deliverables have been delivered as required by this Agreement and whether or not the Person from whom such Participant Stock is to be repurchased shall take any other action in connection with such repurchase. By the execution of this Agreement, Participant irrevocably constitutes and appoints the Board or any person designated by the Board to act on behalf of Participant and his or her permitted transferees (if any) for purposes of this Section 2 as Participant's (or, if applicable, such permitted transferee's) true and lawful attorney-in-fact with full power and authority in such Participant's (or, if applicable, such permitted transferee's) name and stead to

5

execute, deliver, swear to, file and record at the appropriate public offices such documents as may be necessary or appropriate to carry out this Agreement. Notwithstanding this Section 2(f), Participant shall be required to take (and to cause his or her permitted transferees, if any, to take) such actions as are required by the Company or the Investors, as applicable, to be taken by Participant pursuant to the provisions of this Agreement in connection with any such repurchase.
(g)  Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Participant Stock by the Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the repurchase of Participant Stock hereunder which the Company is otherwise entitled or required to make, the Company may, notwithstanding anything to the contrary in this Agreement, delay any such repurchases until such time as it is permitted to do so under such restrictions; provided that this provision shall not alter the time at which the Repurchase Notice must be delivered under Section 2(c) or the price to be paid in connection with such repurchase.
(h)  This Section 2 shall automatically terminate upon the earlier of (a) immediately prior to the consummation of the Company’s Initial Public Offering (as defined in the Stockholders Agreement); and (b) the consummation of a Change in Control (for the avoidance of doubt, after giving effect to any exercise of the Repurchase Option in connection with a Termination due to a Change in Control).
3.    Transferability.
(a)  The Participant Stock is subject to the transfer restrictions contained in the Stockholders Agreement and the repurchase option contained in Section 2 above. On the date hereof and by virtue of signing this Agreement, Participant will become a party to the Stockholders Agreement and agree to be bound by the terms and provisions thereof. For the avoidance of doubt, Participant will also sign and deliver a joinder to the Stockholders Agreement in the form set forth in Annex A attached hereto. On the date hereof, if applicable, Participant and Participant's spouse shall execute and deliver a spousal consent, in the form attached hereto as Annex B, and agree to be bound by the terms and provisions thereof.
(b)  The certificates representing the Participant Stock will bear a legend in substantially the following form:
"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A CO-INVEST PURCHASE AGREEMENT BETWEEN THE COMPANY AND A PARTICIPANT UNDER THE COMPANY’S EQUITY PLAN, DATED AS OF ____________________, 2018. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."
4.    Tax Responsibility. Notwithstanding any contrary provision of this Agreement, no certificate representing the Participant Stock will be issued to Participant, unless

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and until satisfactory arrangements (as determined by the Board) will have been made by Participant with respect to the payment of income, employment, social insurance, National Insurance Contributions, payroll tax, fringe benefit tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant including, without limitation, in connection with the purchase of the Participant Stock, the subsequent sale of Participant Stock acquired under the Plan and/or the receipt of any dividends on such Participant Stock which the Company determines must be withheld ("Tax-Related Items"). To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any Tax-Related Items by reducing the number of Participant Stock otherwise deliverable to Participant. If Participant fails to make satisfactory arrangements for the payment of any required Tax-Related Items hereunder at the time of the Participant Stock purchase, Participant acknowledges and agrees that the Company may refuse to honor the purchase and refuse to deliver the Participant Stock if such amounts are not delivered at the time of purchase. Participant authorizes the Company and/or Participant’s employer (the "Employer") to withhold any Tax-Related Items legally payable by Participant from his or her wages or other cash compensation paid to Participant by the Company and/or the Employer or from proceeds of the sale of Participant Stock. Further, if Participant is subject to tax in more than one jurisdiction between the date of purchase of Participant Stock and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges and agrees that the Company and/or the Employer, or former employer, as applicable, may be required to withhold or account for tax in more than one jurisdiction. Regardless of any action of the Company or the Employer, Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Participant further acknowledges that the Company and the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Participant Stock; and (2) do not commit to and are under no obligation to structure the terms of the purchase or any aspect of the Participant Stock to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Participant shall pay to the Company or make arrangements satisfactory to the Company to pay the amount of all applicable Tax-Related Items that the Company or any of its Subsidiaries is required to withhold at any time. If Participant shall fail to make such payment, the Company or any of its Subsidiaries shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to Participant any Tax-Related Items of any kind required by law to be withheld with respect to the Participant Stock. In the event that the Company fails to withhold any Tax-Related Items required to be withheld by applicable law or regulation, Participant shall indemnify the Company and its Subsidiaries for any amounts paid by the Company or any of its Subsidiaries with respect to any such Tax-Related Items but only to the extent Participant has not already paid such Tax-Related Items; provided, however, that Participant shall not be required to indemnify the Company for any interest, penalties and related expenses thereto.
5.    Service Acknowledgments. In accepting the Participant Stock, Participant acknowledges, understands and agrees that:
(a)  the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

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(b)  the purchase of the Participant Stock is voluntary and occasional and does not create any contractual or other right to make future purchase of the Participant Stock, or benefits in lieu of Participant Stock, even if Participant Stocks have been purchased in the past;
(c)  all decisions with respect to future Participant Stock or other grants, if any, will be at the sole discretion of the Company;
(d)  Participant is voluntarily participating in the Plan;
(e)  the Participant Stock and any Shares acquired under the Plan are not intended to replace any pension rights or compensation.
(f)  the future value of the underlying Shares is unknown, indeterminable, and cannot be predicted with certainty.
(g)  the value of the Shares may increase or decrease;
(h)  the Participant Stock and Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;
(i)  unless otherwise provided in the Plan or by the Company in its discretion, the Participant Stock and the benefits evidenced by this Agreement do not create any entitlement to have the Participant Stock or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares;
(j)  the Participant Stock are not part of normal or expected compensation or salary for any purpose (the Participant Stock is an extraordinary item that does not constitute compensation of any kind for service of any kind rendered to the Company (or the employing Subsidiary), and which is outside the scope of the Participant’s employment (engagement) contract, if any);
(k)  Participant acknowledges and agrees that none of the Company, the Employer, Parent, Subsidiary or Affiliate shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Participant Stock or of any amounts due to Participant pursuant to the acquisition of the Participant Stock; and
(l)  no claim or entitlement to compensation or damages shall arise from forfeiture of the Participant Stock resulting from the termination of Participant’s engagement as an Participant (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is an employee or consultant or the terms of Participant’s engagement agreement, if any), and in consideration of the acquisition of the Participant Stock to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company, the Employer, Parent, Subsidiary or Affiliate, waives his or her ability, if any, to bring any such claim, and releases the Company, any Subsidiary and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent

8

jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.
6.    Definitions.
"Affiliate" means, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).
"Cause" shall have the meaning assigned to such term in any written employment or services agreement between the Company or any of its Subsidiaries and Participant or, in the absence of any such written employment or services agreement, shall mean (i) the commission of a felony or other crime involving moral turpitude or the commission of any other act or omission involving dishonesty, disloyalty or fraud with respect to the Company or any of its Subsidiaries or any of their customers or suppliers, (ii) reporting to work under the influence of alcohol or illegal drugs, the use of illegal drugs (whether or not at the workplace) or other conduct that is reasonably likely to cause the Company or any of its Subsidiaries substantial public disgrace or material economic harm (provided that such determination will be made without regard to a termination of Participant's employment or other service that may avoid or mitigate such disgrace or harm), (iii) any act or omission which in the opinion of a reasonable businessperson would be expected to aid or abet a competitor, supplier or customer of the Company or any of its Subsidiaries to the material disadvantage or detriment of the Company or any of its Subsidiaries, (iv) any material failure to perform duties as reasonably directed by the Board (provided that Participant shall be given notice of such failure and an opportunity to cure such failure within five days following receipt of notice), (v) any breach of fiduciary duty, gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or (vi) any breach of (1) this Agreement, (2) any confidentiality, noncompetition or nonsolicitation covenants made by Participant to the Company or any of its Subsidiaries, (3) any employment or services agreement (including for service as a director, advisor or consultant under Rule 701 of the Securities Act) between Participant and the Company or any of its Subsidiaries or (4) the Stockholders Agreement.
"Change in Control" means (a) any change in the ownership of the capital stock of the Company if, immediately after giving effect thereto, any Person (or group of Persons acting in concert) other than the Investors and their Affiliates will have the direct or indirect power to elect a majority of the members of the Board or (b) any change in the ownership of the capital stock of the Company if, immediately after giving effect thereto, the Investors and their Affiliates will own less than 25%, in the aggregate, of the Class A Common Stock; provided that in the event the Investors own less than 25%, in the aggregate, of the Class A Common Stock as a result of a redemption, recapitalization, reorganization or similar transaction, then, for purposes of the preceding clause (b), the determination as to whether a Change in Control has occurred shall be determined based upon the ownership of Class B Common Stock by the Investors rather than the ownership of Class A Common Stock by the Investors.

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"Class A Common Stock" means the Company's Class A Common Stock, par value $0.001 per share.
"Class B Common Stock" means the Company's Class B Common Stock, par value $0.001 per share.
"Fair Market Value" of each share of Participant Stock means the average of the closing prices of the sales of such stock on all securities exchanges on which such stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such stock is not quoted in the NASDAQ System, of the average of the highest bid and lowest asked prices on such day in the domestic over‑the‑counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time such stock is not listed on any securities exchange or quoted in the NASDAQ System or the over‑the‑counter market, the Fair Market Value will be the fair value of such stock determined in good faith by the Board.
"Investors" means the TB Investor and the Silver Lake Investor.
"Original Cost" means (i) with respect to each share of Participant Stock purchased hereunder and (ii) with respect to any other shares of Class A Common Stock or Class B Common Stock hereafter acquired by Participant, the price actually paid by Participant for such shares (each as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations).
"Participant Stock" has the meaning assigned to it in the Recitals to this Agreement. Participant Stock will continue to be Participant Stock in the hands of any holder other than Participant (except for the Company and the Investors and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Participant Stock will succeed to all rights and obligations attributable to Participant as a holder of Participant Stock hereunder. Participant Stock will also include shares of the Company's capital stock issued with respect to Participant Stock by way of a stock split, stock dividend or other recapitalization.
"Person" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.
"Public Sale" means any sale pursuant to a registered public offering under the Securities Act or any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker.
"Restrictive Covenants" means the restrictive covenants set forth in the Proprietary Information Agreement between Participant and one of the Company’s Subsidiaries and all other

10

restrictive covenants in favor of the Company or any of its Subsidiaries by which Participant is bound from time to time.
"Securities Act" means the Securities Act of 1933, as amended from time to time.
"Silver Lake Investor" means any shareholder of the Company, from time to time, which is an Affiliate of Silver Lake Group, L.L.C.
"Stockholders Agreement" means the Stockholders' Agreement, dated as of February 5, 2016, by and among the Investors, the Company and the other stockholders of the Company parties thereto, as the same may be amended from time to time.
"Subsidiary" means any corporation, partnership, limited liability company or similar entity of which the Company owns securities having a majority of the ordinary voting power in electing the board of directors or other governing body directly or through one or more subsidiaries.
"TB Investor" means any shareholder of the Company, from time to time, which is an Affiliate of Thoma Bravo, LLC.
7.    Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given upon the earlier of (i) actual receipt, (ii) three (3) days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, (iii) one (1) business day following the day of facsimile transmission with machine‑generated acknowledgment of receipt after such facsimile transmission and (iv) one (1) business day following the business day of deposit with a reputable overnight courier (charges prepaid) for next business day delivery. Such notices, demands and other communications shall be sent to the Company or the Investors at the addresses set forth below and to Participant or any other recipient or any subsequent holder of Participant Stock subject to this Agreement at such address or facsimile number as indicated by the Company's records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.
If to the Company:
c/o Thoma Bravo, LLC
600 Montgomery Street, 20th Floor
San Francisco, California 94111

Attention:	Seth Boro
Robert Sayle
Telephone No.: (415) 263‑3660
Telecopy No.: (415) 392‑6480
and
c/o Silver Lake Partners
9 West 57th Street

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32nd Floor
New York, NY 10019

Attention:	Andrew J. Schader

Telephone No.:	(212) 981-3564
Telecopy No.:     (212) 981-3566
and
c/o SolarWinds, Inc.
7171 Southwest Parkway, Building 400
Austin, Texas 78735

Attention:	Stock Administration
Telephone No.: (512) 682-9300
Email: stockadmin@solarwinds.com

If to the TB Investor:
c/o Thoma Bravo, LLC
600 Montgomery Street, 20th Floor
San Francisco, California 94111

Attention:	Seth Boro
Robert Sayle
Telephone No.: (415) 263‑3660
Telecopy No.: (415) 392‑6480

with a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
300 North LaSalle Street
Chicago, Illinois 60654
Attention: Gerald T. Nowak, P.C.
Corey Fox
Telephone No.: (312) 862‑2000
Telecopy No.: (312) 862‑2200
If to the Silver Lake Investor:
Silver Lake Partners
9 West 57th Street
32nd Floor
New York, NY 10019

Attention:	Andrew J. Schader
Telephone No.: (212) 981-3564
Telecopy No.: (212) 981-3566

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with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600
Attention: Alfred O. Rose
Telephone No.: (617) 951-7372
Telecopy No.: (617) 235-0096
8.    Data Privacy. Participant understands that the Company and the Employer may collect, where permissible under applicable law, certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Participant Stock or any other entitlement to stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor ("Data"), for the exclusive purpose of implementing, administering and managing the Plan. Participant understands that Company may transfer Participant’s Data to the United States, which is not considered by the European Commission to have data protection laws equivalent to the laws in Participant’s country. The Company therefore maintains an applicable certification to protect any data consistent with data protection laws of the EU. Participant understands that the Company will transfer Participant’s Data to a stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws that the European Commission or Participant’s jurisdiction does not consider to be equivalent to the protections in Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company and any other possible recipients which may assist the Company with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her engagement as an Participant and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to sale Participant Stock or grant other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she

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may contact his or her local human resources representative. Participant understands that Participant has the right to access, and to request a copy of, the Data held about Participant. Participant also understands that Participant has the right to discontinue the collection, processing, or use of Participant’s Data, or supplement, correct, or request deletion of any of Participant’s Data. To exercise Participant’s rights, Participant may contact Participant’s local human resources representative. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Agreement and any other Participant Stock acquisition materials by and among, as applicable, the Employer, the Company and any Parent or Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Participant’s consent will be sought and obtained for any processing or transfer of Participant’s Data for any purpose other than as described in the Agreement and any other Plan materials.
9.    Plan Controls. The Participant Stock is issued pursuant to the Plan and subject to its terms. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.
10.    General Provisions.
(a)  Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
(b)  Confidentiality. Participant may not disclose the terms of this Agreement (except to Participant’s legal and financial advisors) without the prior written consent of the Company and the Investors.
(c)  Complete Agreement. This Agreement, those documents expressly referred to herein (including the Plan) and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.
(d)  No Advice. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations or assessments regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
(e)  Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same Agreement.

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(f)  Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Participant, the Company, the Investors and their respective successors and assigns (including subsequent holders of Participant Stock); provided that the rights and obligations of Participant under this Agreement shall not be assignable except in connection with a permitted transfer of Participant Stock hereunder; provided further that if the Company proposes to assign the right to repurchase Participant Stock under Section 2 hereof to any of the Investors, such right shall be assigned to all of the Investors pro-rata, based on each such Investor's ownership of Class B Common Stock immediately prior to such assignment.
(g)  Choice of Law. The corporate law of the State of Delaware will govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits hereto will be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Delaware.
(h)  Consent to Jurisdiction. EACH OF THE PARTIES IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN WILMINGTON, DELAWARE, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY'S RESPECTIVE ADDRESS SET FORTH ABOVE SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS PARAGRAPH. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY IN THE FEDERAL AND STATE COURTS LOCATED IN WILMINGTON, DELAWARE, AND HEREBY AND THEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE PARTIES ALSO AGREE THAT ANY LAWSUIT SEEKING TO ENFORCE A JUDGMENT OR INJUNCTION ORDER ENTERED BY THE FEDERAL OR STATE COURTS LOCATED IN WILMINGTON, DELAWARE, CAN BE FILED AND BROUGHT IN ANY COURT OF COMPETENT JURISDICTION.
(i)  Waiver of Jury Trial. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

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(j)  Remedies. Each of the parties to this Agreement (including the Investors as third party beneficiaries of this Agreement) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (excluding attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.
(k)  Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company, Participant and the Investors.
(l)  Adjustments of Numbers. All numbers set forth herein that refer to stock prices or amounts will be appropriately adjusted to reflect stock splits, reverse stock splits, stock dividends, combinations of shares and other recapitalizations affecting the subject class of capital stock.
(m)  Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company's chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.
(n)  Termination. This Agreement shall survive the termination of Participant's employment or engagement (as applicable) with the Company and its Subsidiaries and shall remain in full force and effect after such termination.
(o)  No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.
(p)  Third Party Beneficiaries. Certain provisions of this Agreement are entered into for the benefit of and shall be enforceable by the Investors as provided herein.
(q)  Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Participant's current or future participation in the Plan by electronic means or to request Participant's consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.
(r)  Exchange Control. The Participant acknowledges and agrees that the Participant may be responsible for reporting inbound or outbound transactions or fund transfers that exceed a certain amount. The Participant is advised to seek appropriate professional advice as to how the exchange control regulations apply to the Participant Stock and the Participant’s specific situation

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and understands that the relevant laws and regulations can change frequently and occasionally on a retroactive basis.
(s)  Language. If Participant has received this Agreement, or any other document related to the Participant Stock and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control, subject to applicable laws.
(t)  Country-Specific Terms and Conditions and Notices. Notwithstanding any provisions in this Agreement, the sale and purchase of Participant Stock shall be subject to any special terms and conditions set forth in Annex C to this Agreement for Participant’s country. Moreover, if Participant relocates to one of the countries included in Annex C, the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Annex C constitutes part of this Agreement.
* * * * *

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IN WITNESS WHEREOF, the parties hereto have executed this Co-Invest Purchase Agreement on the date first written above.

SOLARWINDS CORPORATION

By:
Name:	Kevin B. Thompson
Its:	Director, President and Chief Executive Officer

PARTICIPANT

Signature of Participant

Name of Participant:

Country of Residence:

Annex A

STOCKHOLDERS’ AGREEMENT
Joinder
The undersigned hereby agrees to join, become a party to and be bound, as a "Stockholder" and a "Manager", by the Stockholders' Agreement of SolarWinds Corporation (the "Company"), entered into as of February 5, 2016, by and among: (i) SolarWinds Corporation; (ii) Silver Lake Partners IV, L.P., a Delaware limited partnership, and Silver Lake Technology Investors IV, L.P., a Delaware limited partnership, (iii) Thoma Bravo Fund XI, L.P., a Delaware limited partnership, Thoma Bravo Fund XI-A, L.P., a Delaware limited partnership, Thoma Bravo Executive Fund XI, L.P., a Delaware limited partnership, Thoma Bravo Special Opportunities Fund II, L.P., a Delaware limited partnership and Thoma Bravo Special Opportunities Fund II-A, L.P., a Delaware limited partnership, and (iv) certain other holders of the Company’s outstanding securities, as the same may be in effect from time to time.

Name of Stockholder

Dated:	, 2018

Address for notices:

Annex B

SPOUSAL CONSENT
The undersigned spouse hereby acknowledges that I have read the Co-Invest Purchase Agreement to which my spouse is a party, and that I understand its contents. I am aware that such agreement provides for the repurchase of my spouse's shares of Class A Common Stock and Class B Common Stock (the "Shares"), of SolarWinds Corporation, a Delaware corporation (the "Company"), under certain circumstances and imposes other restrictions on such Shares. I agree that my spouse's interest in the Shares is subject to the agreement referred to above and the other agreements referred to therein and any interest I may have, or may acquire in the future, in such Shares shall be irrevocably bound by such agreement and the other agreements referred to therein and further that my community property interest (if any) shall be similarly bound by such agreement.
The undersigned spouse irrevocably constitutes and appoints the undersigned securityholder, who is the spouse of the undersigned spouse (the "Securityholder"), as the undersigned's true and lawful attorney and proxy in the undersigned's name, place and stead to sign, make, execute, acknowledge, deliver, file and record all documents which may be required, and to manage, vote, act and make all decisions with respect to (whether necessary, incidental, convenient or otherwise), any and all Shares of the Company in which the undersigned now has or hereafter acquires any interest and in (including but not limited to the right, without further signature, consent or knowledge of the undersigned spouse, to exercise amendments and modifications of and to terminate the aforementioned agreement and to dispose of any and all such Shares), with all powers the undersigned spouse would possess if personally present, it being expressly understood and intended by the undersigned that the foregoing power of attorney and proxy is coupled with an interest; and this power of attorney is a durable power of attorney and will not be affected by disability, incapacity or death of the Securityholder, or dissolution of marriage and this proxy will not terminate without consent of the Securityholder and the Company:

Securityholder:	Spouse of Securityholder:

Signature	Signature

Printed Name	Printed Name

Annex C

ADDITIONAL TERMS AND CONDITIONS OF
CO-INVEST PURCHASE AGREEMENT
FOR NON-US PARTICIPANTS
This Annex includes additional terms and conditions that govern the Participant Stock purchased by the Participant under the Plan if the Participant resides in one of the countries listed below. Capitalized terms used but not defined in this Annex have the meanings set forth in the Plan and/or this Agreement.
The Participant understands and agrees that the Company strongly recommends that the Participant not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because applicable rules and regulations regularly change, sometimes on a retroactive basis, and the information may be out of date at the time of the purchase of the Participant Stock under the Plan.
The Participant further understands and agrees that if the Participant is a citizen or resident of a country other than the one in which the Participant is currently working, transfer employment after acquisition, or is considered a resident of another country for local law purposes, the information contained herein may not apply to the Participant, and the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply.
AUSTRALIA
Notifications
Securities Law Information
The offering and resale of shares of Participant Stock acquired under the Plan to a person or entity resident in Australia may be subject to disclosure requirements under Australian law. The Participant should obtain legal advice regarding any applicable disclosure requirements prior to making any such offer.
Exchange Control Information
Australian residents must report inbound and/or outbound cash transactions exceeding A$10,000 and inbound and/or outbound international fund transfers of any value if the transfers do not involve an Australian bank.
CANADA
Authorization to Release Necessary Personal Information
The Participant hereby authorizes the Company (including any Parent, Subsidiary or Affiliate) and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. The Participant further authorizes the Company and any Parent, Subsidiary or Affiliate and the Company’s designated Plan broker(s) to disclose and discuss the Plan with their advisors. The Participant further authorizes the Employer to record such information and to keep such information in the employee file.
English Language Provision
The Participant hereby provides his or her consent to receive Plan information in English through the Participant’s enrollment in the Plan. Specifically, the Participant acknowledges as follows:
The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.
Disposition relative à l’utilisation de la langue anglaise
Par la présente, je consens à recevoir les informations relatives au Plan d’Achat d’Actions en anglais par le biais de mon inscription au Plan d’Achat d’Actions. Particulièrement, je reconnais comme suit :
Les parties reconnaissent avoir exigé la rédaction en anglais du Contrat, ainsi que de tous documents exécutés, avis donnés et procédures judiciaires intentées, directement ou indirectement, relativement à la présente convention.
Notifications
Securities Law Information
There may be securities law implications for the Participant if the Participant sells shares of Participant Stock acquired through the Plan through a broker other than a broker appointed under the Plan or the sale does not take place through the facilities of a stock exchange outside of Canada on which the shares of Participant Stock are listed.
Foreign Asset/Account Reporting Information
Foreign property (including shares of Participant Stock) held by Canadian residents must be reported annually on Form T1135 (Foreign Income Verification Statement) if the total value of such foreign property exceeds C$100,000 at any time during the year. The form must be filed by April 30th of the following year.
CZECH REPUBLIC
Notifications
Securities Disclosure
The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in the Czech Republic.

INDIA
Notifications
Exchange Control Information
Indian residents are required to repatriate any cash dividends paid on shares of Participant Stock acquired under the Plan and any proceeds from the sale of such shares of Participant Stock to India within 90 days of receipt. Upon repatriation, the individual will receive a foreign inward remittance certificate (“FIRC”) from the bank where he or she deposits the foreign currency and he or she should maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or the Employer requests proof of repatriation. It is Participant’s responsibility to comply with applicable exchange control laws in India.
Tax Reporting Obligation
Indian residents are required to declare the following items in their annual tax return: (i) any foreign assets held by them (including shares of Participant Stock acquired under the Plan), and (ii) any foreign bank accounts for which they have signing authority. It is Participant’s responsibility to comply with applicable foreign asset tax laws in India and the Participant should consult with his or her personal tax advisor to ensure that the Participant is properly reporting the Participant’s foreign assets and bank accounts.
IRELAND
Notifications
Director Notification Obligation
Directors, shadow directors or secretaries of an Irish Parent, Subsidiary or Affiliate must notify such Irish Parent, Subsidiary or Affiliate in writing within five business days of receiving or disposing of an interest in the Company (e.g., shares of Participant Stock, etc.), or within five business days of becoming aware of the event giving rise to the notification requirement or within five business days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of the spouse or children under the age of 18 of the director, shadow director or secretary (whose interests will be attributed to the director, shadow director or secretary).
Securities Disclosure
The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Ireland.

NETHERLANDS
Notifications
The Participant should be aware of the Dutch insider trading rules, which may affect the sale of Shares acquired under the Plan. In particular, the Participant may be prohibited from effecting certain share transactions if the Participant has insider information regarding the Company. Below is a discussion of the applicable restrictions. The Participant is advised to read the discussion carefully to determine whether the insider rules could apply to the Participant. If it is uncertain whether the insider rules apply, the Company recommends that the Participant consults with a legal advisor. The Company cannot be held liable if the Participant violates the Dutch insider trading rules. The Participant is responsible for ensuring his or her compliance with these rules.
Prohibition Against Insider Trading
Dutch securities laws prohibit insider trading. The regulations are based upon the European Market Abuse Directive and are stated in section 5:56 of the Dutch Financial Supervision Act (Wet op het financieel toezicht or Wft) and in section 2 of the Market Abuse Decree (Besluit marktmisbruik Wft). For further information the Participant is referred to the website of the Authority for the Financial Markets (AFM); https://www.afm.nl/en/professionals/onderwerpen/marktmisbruik.
Given the broad scope of the definition of inside information, certain employees of the Company working at its Dutch Affiliate may have inside information and thus are prohibited from making a transaction in securities in the Netherlands at a time when they have such inside information. By entering into this Agreement and participating in the Plan, the Participant acknowledges having read and understood the notification above and acknowledges that it is the Participant’s responsibility to comply with the Dutch insider trading rules, as discussed herein.
Securities Disclosure
The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in the Netherlands.
PHILIPPINES
THE SECURITIES BEING OFFERED OR SOLD HEREIN HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES REGULATION CODE. ANY FUTURE OFFER OR SALE OF THE SECURITIES IS SUBJECT TO THE REGISTRATION REQUIREMENTS UNDER THE CODE UNLESS SUCH OFFER OR SALE QUALIFIES AS AN EXEMPT TRANSACTION.
Foreign Exchange Notice
The Participant understands and acknowledges that he or she needs to receive a prior approval of Philippine central bank to purchase the foreign exchange from a Philippine bank or its affiliates, if the Participant’s investment exceeds a designated threshold. The Participant is encouraged to consult with an appropriate legal advisor regarding these requirements.

POLAND
Foreign Exchange Notice
The Participant understands and acknowledges that the Participant must notify the National Bank of Poland of the value of all foreign share ownership, including but not limited to Shares acquired under the Plan, if such ownership exceeds a designated threshold. The Participant is strongly encouraged to consult with an appropriate legal advisor regarding these requirements.
Securities Disclosure
The purchase of the Participant Stock is exempt from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Poland.
PORTUGAL
Securities Disclosure
The purchase of the Participant Stock is exempt from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Portugal.
Language
In accepting the grant of the Participant Stock and this Agreement which provides for the terms and conditions of the Participant Stock, the Participant confirms that he or she has read and understood the documents relating to the Participant Stock (the Plan and this Agreement), which were provided in the English language.  The Participant accepts the terms of these documents accordingly.
SINGAPORE
Notifications
Securities Law Information
The Participant Stock under the Plan is being acquired by the Participant pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Singapore Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”). The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. Further, the purchase and sale of the Participant Stock under the Plan are subject to section 257 of the SFA and the Participant is not permitted to sell, or offer to sell, any shares of Participant Stock in Singapore unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA.
Director Notification Obligation
Directors, associate directors or shadow directors of a Singapore Parent, Subsidiary or Affiliate are subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify such entity in writing within two business days of any of the following events: (i) the acquisition or disposal of an interest (e.g., shares of Participant Stock) in the Company or any Parent, Subsidiary or Affiliate, (ii) any change in previously-disclosed interests (e.g., upon purchase and sale of the Participant Stock under the Plan), or (iii) becoming a director, associate director or shadow director of a Parent, Subsidiary or Affiliate in Singapore, if the individual holds such an interest at that time.
Insider Trading Notification
The Participant should be aware of the Singapore insider-trading rules as these rules may impact the Participant’s ability to acquire or dispose of shares of Participant Stock or rights to acquire shares (e.g., purchase and sale of the Participant Stock under the Plan). Under the Singapore insider-trading rules, the Participant is prohibited from selling shares of Participant Stock when the Participant is in possession of information concerning the Company which is not generally available and which the Participant knows or should know will have a material effect on the price of such shares once such information is generally available.
SWEDEN
Securities Disclosure
The Participant’s participation in the Plan and purchase and sale of the Participant Stock are exempt from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Sweden.
Exchange Control
The Participant understands and agrees that foreign and local banks or financial institutions (including brokers) engaged in cross-border transactions generally may be required to report any payments to or from a foreign country exceeding a certain amount to The National Tax Board, which receives the information on behalf of the Swedish Central Bank (Sw.Riksbanken). This requirement may apply even if the Participant has a brokerage account with a foreign broker.
UNITED KINGDOM
Securities Disclosure
Neither this Agreement nor Appendix is an approved prospectus for the purposes of section 85(1) of the Financial Services and Markets Act 2000 (“FSMA”) and no offer of transferable securities to the public (for the purposes of section 102B of FSMA) is being made in connection with the Plan.